SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               EP MedSystems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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      4.    Date Filed:

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                                  Page 1 of 39

                               EP MedSystems, Inc.
                          100 Stierli Court - Suite 107
                            Mount Arlington, NJ 07856

                                                                   March 6, 2001

Dear Shareholder,

      You are cordially invited to join us at a Special Meeting of Shareholders to be held on Tuesday, March 27, 2001, at 2:00 p.m., local time, at the Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey.

      The Notice of Special Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. You will be asked to approve the sale and issuance to certain investors of up to 1,625,000 shares of common stock of EP MedSystems, Inc. and warrants for 812,500 additional shares of common stock at a price of $1.99 per share of common stock and $0.02 per warrant share. The proposed private placement financing will provide the Company initially with over $3,000,000 of working capital after expenses. The private placement financing is being made pursuant to an Amended and Restated Common Stock and Warrant Purchase Agreement, dated as of February 16, 2001. One of the investors who will acquire beneficial ownership of 1,500,000 shares of common stock and warrants for 750,000 additional shares of common stock in this proposed financing is an entity of which the Company's Chairman of the Board, President and Chief Executive Officer and a shareholder of the Company, David A. Jenkins, is a 50% owner. At the Special Meeting, we will also report on matters of current interest to our shareholders.

      Whether you own a few or many shares of common stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.

                                By Order of the Board of Directors,


                                /s/ Joseph M. Turner

                                Joseph M. Turner
                                Chief Financial Officer, Treasurer and Secretary

                               EP MEDSYSTEMS, INC.
                          100 Stierli Court - Suite 107
                            Mount Arlington, NJ 07856

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           Date:  March 27, 2001
                           Time:  2:00 p.m., local time
                           Place: Four Points Hotel by Sheraton
                                  15 Howard Boulevard
                                  Mount Arlington, New Jersey

Matters to be voted on:

      1. A proposal to approve the sale and issuance to certain investors of up to 1,625,000 shares of common stock of EP MedSystems, Inc. together with warrants for 812,500 additional shares of common stock at a price of $1.99 per share of common stock and $0.02 per warrant share.

      2. Any other matters properly brought before the shareholders at the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.

      The Board of Directors has fixed the close of business on February 14, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at this Special Meeting and any adjournment.

      We describe the above item in greater detail in the attached Proxy Statement which we encourage you to review for further information. This Notice and the attached Proxy Statement was first mailed to the shareholders on March 6, 2001.

      The Board of Directors recommends a vote "FOR" the proposal. Your vote at the Special Meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed prepaid envelope.

                                By Order of the Board of Directors,


                                /s/ Joseph M. Turner
                                ------------------------------------------------
                                Joseph M. Turner
                                Chief Financial Officer, Treasurer and Secretary
March 6, 2001

          PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                           FREQUENTLY ASKED QUESTIONS

                 WHY DOES EP MEDSYSTEMS NEED ADDITIONAL FUNDING?

      We are in the process of transitioning from a company focused on development and regulatory approval of medical devices to a company focused on manufacturing, marketing and selling our key products. Because, historically, our operations have been focused on development and obtaining regulatory approval of our products, our operations have not yet generated a sufficient amount of cash flow to fund these operations. Because our market penetration is still in an early stage and substantial regulatory review is continuing, we anticipate that we will need ongoing regulatory support, additional infrastructure and extensive selling efforts before our products gain market acceptance and that there will continue to be a period of market education before we become profitable.

       WHY AM I VOTING ON THE APPROVAL OF THE PRIVATE PLACEMENT FINANCING?

      You are entitled to vote on the approval of the proposed financing (the "Private Placement Financing") because the common stock to be issued is listed on the Nasdaq National Market and the rules of the Nasdaq National Market require us to seek the consent of our shareholders prior to (a) the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding, for less than the greater of book value or market value of the common stock before such issuance (the "Nasdaq 20% Rule"), or (b) the issuance of (i) securities by the Company that would result in a change of control of the Company, or (ii) more than a nominal amount of the Company's securities to officers, directors or related parties of the Company (collectively, the "Nasdaq Control Rule"). The Company is selling 1,625,000 shares of common stock and warrants for 812,500 additional shares exercisable at a price of $4.00 per warrant share. This aggregate issuance exceeds 20% of our outstanding common stock, assuming all warrants are exercised. Further, the principal investor, Cardiac Capital, LLC, purchasing 1,500,000 shares and a warrant for 750,000 additional shares, is an entity of which our Chairman of the Board, President and Chief Executive Officer and a shareholder of the Company, David A. Jenkins, is a 50% owner. Although, Cardiac Capital, LLC will hold only approximately 15.6% of the Company's voting power as a result of the Private Placement Financing, and although the Company does not believe that any change of control (whether for purposes of the Nasdaq Control Rule or otherwise) is occurring as a result of such transaction, there is no objective test to determine the amount of securities that the Company may issue to any party without triggering the Nasdaq Control Rule. Depending on the facts and circumstances, the issuance by the Company of securities representing less than a majority of the Company's voting power may result in a change of control of the Company under the Nasdaq Control Rule. We are seeking shareholder approval in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule. Shareholder approval of the Private Placement Financing is not otherwise required as a matter of New Jersey law or other applicable laws or rules or by the Company's certificate of incorporation or by-laws.

      Upon the closing of the Private Placement Financing, which is expected to occur shortly after the Special Meeting, assuming shareholder approval is obtained, the Company initially will be provided with over $3,000,000 of additional net working capital after expenses. Assuming the warrants are fully exercised during their 5-year term, a further $3,200,000 of working capital would be provided to the Company. There can be no assurance that the warrants will be exercised at all.

                               EP MEDSYSTEMS, INC.
                          100 Stierli Court - Suite 107
                        Mount Arlington, New Jersey 07856

                               PROXY STATEMENT FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 March 27, 2001

                            INFORMATION ABOUT VOTING

General

      Our Board of Directors is soliciting proxies for a Special Meeting of Shareholders to be held on March 27, 2001 at 2:00 p.m., local time, at the Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey.

      Voting materials, which include this Proxy Statement and the proxy card, were first mailed on or about March 6, 2001 to all shareholders entitled to vote at the Special Meeting.

Who can vote?

      You can vote your shares of common stock if our records show that you owned the shares on the close of business on the record dated fixed as February 14, 2001. A total of 12,023,167 shares of common stock can vote at the Special Meeting. You get one vote for each share of common stock which you own. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

      Follow the instructions on the enclosed proxy card to vote on the proposal to be considered at the Special Meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposal, the proxyholders will vote for you on the proposal. Unless you instruct otherwise, the proxyholders will vote FOR the proposal to be considered at the Special Meeting.

What if other matters come up at the Special Meeting?

      The matter described in this Proxy Statement is the only matter we know will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

      Yes. At any time before the vote on the proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in Person at the Special Meeting rather than by completing the proxy card?

      Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Special Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

      If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

      We will hold the Special Meeting if a quorum is present; a quorum will be present if the holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the Special Meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposal listed on the proxy card.

      If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), such broker nonvotes will be counted as present for purposes of determining if a quorum exists but will not be counted in the tabulation of any voting results and will not affect the outcome of the vote.

Who pays for the proxy solicitation?

      We do. In addition to sending you these materials, some of our employees may contract you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

Are there any dissenter's rights?

      The proposed financing does not trigger any dissenter's rights under New Jersey law or any of the Company's certificate of incorporation, by-laws or other Company-related documents. If you do not vote to approve the proposed Private Placement Financing, but the proposed Private Placement Financing is approved, nevertheless, by the other shareholders, you, as a dissenting shareholder, will have no rights to have your shares purchased by the Company or any other shareholder.

            MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

      The common stock of EP MedSystems has been traded on the Nasdaq National Market under the trading symbol "EPMD" since we completed our initial public offering on June 21, 1996. Prior to that date there was no public market for the Company's common stock.

      The following table sets forth the high and low closing sale prices for the Company's common stock for the periods indicated.

             Period                            High                Low
             ---------------------         ----------          -----------
             1999
             First quarter                    $3.50               $2.50
             Second quarter                   $3.00               $2.00
             Third quarter                    $3.19               $2.28
             Fourth quarter                   $7.13               $2.94

             2000
             First quarter                    $8.25               $3.25
             Second quarter                   $6.82               $3.88
             Third quarter                    $5.63               $3.38
             Fourth quarter                   $4.75               $1.38

             2001
             January                          $2.75               $1.88
             February (through
                February 9, 2001)             $3.25               $2.81

      As of February 14, 2001, there were approximately 73 registered holders of record of the Company's common stock. This number excludes individual shareholders holding stock under nominee security position listings because many of such shares are held by brokers and other institutions on behalf of shareholders. As a result, we are unable to estimate the total number of shareholders represented by these record holders, but we believe that the amount is in excess of 400.

Listing of shares to be issued

      The common stock issued in connection with the Private Placement Financing, if approved by the shareholders, initially, will not be registered pursuant to the Securities Act of 1933, as amended. We have agreed, however, to register the common stock sold in the Private Placement Financing if requested to do so at any time after the first anniversary of the closing by holders of at least 30% of the shares of common stock issued in the Private Placement Financing.

Dividend Policy

      Historically, we have not paid any dividends to the holders of the Company's common stock and we do not expect to pay any such dividends in the foreseeable future as we expect to retain our future earnings for use in operation and expansion of our business.

                               RECENT DEVELOPMENTS

      As previously reported by EP MedSystems in its periodic reports filed with the Securities and Exchange Commission (the "SEC"), one of EP MedSystems' products, the ALERT(R) System, is not approved for sale in the United States, but we have completed clinical trials of over 150 patients and we submitted our Pre Market Approval ("PMA") application to the United States Food and Drug Administration (the "FDA") on October 2, 2000. The FDA has advised us that expedited review would be available for the ALERT(R) System primarily due to the fact that no other legally marketed therapeutic device is currently available in the United States that allows low atrial defibrillation thresholds. Expedited review, in general, means that the FDA would be expected to give the ALERT(R) System PMA application priority over all other regular PMA applications. The purpose of this expedited review process is to afford the U.S. public the benefit of new medical technology as soon as possible, while assuring that safety and effectiveness is still obtained. On November 21, 2000, the FDA notified the Company that it had reviewed the PMA application and has accepted the submission for filing. Despite the grant of expedited review, due to the fact that review and verification of our submitted data is required, approval to sell the ALERT(R) System in the United States may take until the second quarter of 2001, if approved at all. The Company has Class III Design Examination Certification from its European Notified Body to label the ALERT(R) System with a CE Mark, an international symbol of adherence to quality assurance standards, design reviews and hazard analysis, thereby allowing the Company to sell the ALERT(R) System in the European Community.

      EP MedSystems has a history of operating losses and, recently, has experienced difficulties in obtaining working capital. The long regulatory review periods applicable to the Company's products and the costs of prosecuting regulatory applications have contributed to the stress on the Company's financial condition. The completion of the debt financing with Medtronic, Inc., which was reported by the Company in its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000, provided an aggregate of $3.2 million of which approximately $2.3 million was utilized to repay outstanding amounts on the Company's revolving credit facility with its bank. The revolving credit facility, which originally was scheduled to expire on March 31, 2001, was terminated by the bank in January 2001, upon the payment of the amounts outstanding. The related term loan, in the amount of $500,000, remains outstanding and is being repaid on a monthly basis through its December 31, 2004 term. There can be no assurance that the bank will be willing to waive the Company's failure to meet any of its financial covenants under the term loan in the future should such failure occur. The termination of the line of credit and the absence of a replacement credit facility has further impacted the Company's already unfavorable financial position.

      The Company's cash position of approximately $800,000 at February 8, 2001, our limited sources of liquidity, our prior inability to generate significant revenues and expected continued losses and our monthly operating expenses of approximately $500,000 create uncertainty as to whether the Company will be able to continue as a going concern. It is anticipated that the Company's auditors will include a going concern qualification in their report on our financial statements for the year ended December 31, 2000 because, even with the proceeds of the Private Placement Financing, assuming shareholder approval is obtained, it is uncertain that we will have funds sufficient to continue operations at our current level for more than 6 to 7 more months, though during such time the Company would have the opportunity to seek further funding transactions. If the Private Placement Financing does not close, the Company will not have significant resources to continue our operations absent an alternative transaction which would need to be completed within the next several months. A going concern qualification in the auditors' report may adversely affect our business prospects, financial condition and results of operations and may harm our relationships with vendors and customers as well as further limiting our ability to obtain financing.

                                  THE PROPOSAL:

                  APPROVAL OF SALE AND ISSUANCE OF COMMON STOCK
                        AND WARRANTS TO CERTAIN INVESTORS

      This proposal is to approve the sale and issuance of common stock of EP MedSystems to certain investors (the "Private Placement Financing"), including, among others, to Cardiac Capital, LLC, a Georgia limited liability company ("Cardiac Capital"), of which our Chairman of the Board, President and Chief Executive Officer and a shareholder of the Company, David A. Jenkins, is a 50% owner. On February 9, 2001, the Board of Directors of EP MedSystems, with David Jenkins, as an interested director, absent from the meeting, approved the sale and issuance of up to 1,625,000 shares of common stock of the Company and warrants for 812,500 additional shares to certain investors on the terms and subject to the conditions described below. The aggregate amount of the new shares which potentially may be issued in the Private Placement Financing is in excess of 20% of the outstanding common stock of EP MedSystems assuming all warrants are exercised. As a result of the related party nature of the transaction and potential issuance of over 20% of the Company's outstanding common stock and the possible view that the transaction may constitute a change of control under certain Nasdaq National Market rules, in accordance with the requirements of the Nasdaq National Market, EP MedSystems must obtain shareholder approval for the Private Placement Financing. See "The Nasdaq 20% Rule; The Nasdaq Control Rule" below.

      The following tables present the certain capitalization data relating to the Private Placement Financing:

               Securities to be Issued and Proceeds to be Received

                          Number of Common    Number of Warrant   Purchase Price
      Investor                  Shares              Shares
--------------------------------------------------------------------------------
Cardiac Capital, LLC          1,500,000            750,000          $3,000,000
Texada Trust                    125,000             62,500             250,000
                              --------------------------------------------------
                Total         1,625,000            812,500          $3,250,000

                    Capitalization Pre- and Post-Transaction

Securities Outstanding            As of December 31, 2000      Post-Transaction
--------------------------------------------------------------------------------
Common Stock                             12,023,167              13,648,167
Warrants                                    362,250               1,174,750
Options Issued                            1,162,560               1,162,560
                                         ---------------------------------------
           Total                         13,547,977              15,985,477

Background of the Private Placement Financing

      EP MedSystems was founded in 1993 to engage in the development, manufacture, marketing and sale of a line of products for the cardiac electrophysiology market. Our products are used to diagnose, monitor and treat irregular heartbeats known as arrhythmias. Since EP MedSystems' formation, we have acquired technology, developed new products and begun marketing various electrophysiology products. Some of EP MedSystems' products are not yet approved for sale in the United States and our focus has been to prosecute regulatory applications to obtain such approvals. We have experienced significant operating losses since inception. As of September 30, 2000, EP MedSystems had an accumulated deficit of approximately $20.8 million.

      The Company has managed its financial needs through private offerings and bank financing. Most recently, in April 1998, EP MedSystems completed a private financing selling 2,250,000 shares of common stock at a price of $2.25 per share, thereby obtaining $5,062,500, net of related expenses. In March 1999, EP MedSystems entered into a bank financing arrangement, including a $500,000 term loan and a $2,000,000 revolving line of credit. Pursuant to the terms of the financing arrangements with the bank, EP MedSystems is required to maintain certain financial ratios and meet certain net worth and indebtedness tests. EP MedSystems had experienced certain difficulties in maintaining some of the ratios, including the liquidity and profitability ratios, and had received a waiver for past defaults. In September 1999, EP MedSystems completed another private offering selling 1,135,000 shares of common stock at a price of $2.75 per share and issued callable 5-year warrants for 567,500 additional shares of common stock exercisable at $3.50 per share (the "1999 Warrants"). The proceeds of the September 1999 financing were $3,032,000, net of related expenses. Included among the investors in the September 1999 financing were two members of our Board of Directors, Messrs. Fry and Mortara, who each purchased 50,000 shares of common stock and received callable warrants for 25,000 additional shares of common stock. During February 2000, the 1999 Warrants became callable and the Company and the investors who participated in the September 1999 financing arranged for the 1999 Warrants to be canceled in exchange for which the Company received $718,375 from the exercise of 205,250 warrant shares at $3.50 per warrant share and the Company issued non-callable warrants to purchase 362,250 shares of common stock at an exercise price of $7.50 per share.

      In April 2000, we began to anticipate a need for additional capital, estimating that available funds would serve the Company's needs through November 2000. As a result, we began to explore strategic alternatives available to us and to investigate possible sources of financing. In July 2000, the Company engaged a financial advisor for consultation in this regard. On July 16, 2000, EP MedSystems executed an engagement letter pursuant to which the financial advisor was formally retained. Due to prevailing market conditions, we believed it would be difficult to complete a public offering and, as such, the determination was made to seek private financing. Our management sought discussions with numerous third parties, primarily investment funds, over the six-month period from July 2000 through January 2001 and actively solicited such parties with respect to a possible investment but found limited interest due to various factors such as the small size of the contemplated offering, the private nature of the contemplated offering and the absence of a significant lead investor.

      In August 2000, a private investment fund indicated interest in making an investment in the Company and preliminary discussions were undertaken. The proposal from this potential investor for purchase of common stock and warrants was reviewed by our Board of Directors and considered not to be in the best interests of our shareholders for a number of reasons including that a very large number of warrants was proposed and a significant break up fee was to be included which was to be paid if the transaction failed to close regardless of the cause of such failure, even if the cause was a failure to obtain shareholder approval. After numerous attempts at negotiation of the terms of a transaction, it was determined that mutually acceptable definitive terms and conditions could not be agreed upon and negotiations with this fund were terminated in September 2000.

      In October 2000, our management approached Medtronic, Inc., one of EP MedSystems' shareholders and one of the world's leading medical technology companies, regarding financing concerns. Discussions with Medtronic resulted in a debt financing in the aggregate amount of $3.2 million. The financing transaction, evidenced by a Note Purchase Agreement and secured promissory note bearing interest at two percentage points over the prime rate, provides that principal and interest on the note are to be repaid on November 15, 2003 and that the note is secured by a pledge of certain shares of stock owned by David Jenkins in a privately-held corporation. EP MedSystems received $1.6 million at the closing of the transaction in November 2000 and received the remaining $1.6 million on January 18, 2001. The Company used $1.5 million of the initial $1.6 million obtained in the Medtronic financing to pay down the outstanding balance under EP MedSystems' revolving credit facility. Thereafter, due to a financial ratio default as of December 31, 2000, $791,000 of the second $1.6 million installment was used to repay the remaining outstanding balance under the revolving credit facility, together with interest and amounts necessary to secure outstanding letters of credit. Upon such repayment, the line of credit, which was originally scheduled to terminate in March 2001, was terminated.

The Proposed Private Placement Financing

      In light of the limited available funds resulting from the debt financing with Medtronic, we continued our efforts to obtain a financing source. In January 2001, David Jenkins approached Rollins Investment Fund, a Georgia general partnership engaged in private investment ("Rollins Fund"), which had previously indicated investment interest in medical device companies and with which Mr. Jenkins was familiar since both he and Rollins Fund are investors in an unrelated privately-held corporation. On January 9, 2001, Mr. Jenkins made a formal presentation to representatives of Rollins Fund in Atlanta, Georgia. On the date of this presentation, the closing price for the Company's common stock was $1.87 per share. After various discussions with the management of EP MedSystems regarding the Company and after conducting certain due diligence investigations, Rollins Fund agreed to make an investment in EP MedSystems provided that acceptable purchase terms could be reached and a structure could be agreed upon which would allow Rollins Fund to limit its risk. Negotiations regarding the structure concluded in the agreement that a new entity would be created jointly by Rollins Fund and David Jenkins into which Rollins Fund would contribute $3,002,500 and Mr. Jenkins would contribute cash and shares of common stock held by him in a privately-held corporation having an aggregate value equal to Rollins Fund's contribution, thereby resulting in each party having a 50% ownership interest in the new entity that would make the investment in EP MedSystems. Contemporaneously, Rollins Fund proposed purchase terms for EP MedSystems' consideration. The terms proposed consisted of a purchase of approximately 1,500,000 shares of common stock at a price of $1.99 per share and non-callable 5-year warrants to purchase approximately 750,000 additional shares at a price of $0.02 per warrant share, with such warrants having an exercise price of $4.00 per share. The per share price of $1.99 was above the market price of the Company's common stock at that time. The proposed terms also contemplated that the investing entity would be afforded the right to designate one member to the Company's Board of Directors under certain circumstances. See "Terms of the Private Placement Financing - Amended and Restated Common Stock and Warrant Purchase Agreement; Letter Agreement" below.

            On or about January 12, 2001, Mr. Jenkins contacted a representative of Texada Trust, a private trust and an investor in an unrelated privately-held corporation in which Mr. Jenkins is also an investor, with whom Mr. Jenkins had had previous discussions concerning a potential investment in EP MedSystems. Mr. Jenkins informed Texada Trust that terms of a potential transaction had been agreed upon with Rollins Fund and the nature of that transaction and inquired as to whether Texada Trust had any interest in participating in the transaction. Texada Trust did indicate an interest in participating in the transaction and the terms of that investment were agreed upon. See "Securities to be Issued and Proceeds to be Received" above and "Terms of the Private Placement Financing" below for a more detailed description of the terms and conditions of the Private Placement Financing. A copy of the Amended and Restated Common Stock and Warrant Purchase Agreement is set forth as Appendix A to this Proxy Statement.

      The terms of the proposed private placement to Cardiac Capital, LLC, the entity formed by Rollins Fund and Mr. Jenkins, and Texada Trust were presented to our Board of Directors in a meeting held on January 24, 2001, at which time the terms of the Private Placement Financing were reviewed in general terms subject to finalization of definitive terms and the receipt of a satisfactory opinion from an acceptable investment advisor of the fairness of the transaction, from a financial point of view, to our shareholders; Mr. Jenkins, as an interested party to the transaction, did not participate in the vote of the Board of Directors.

      At a subsequent meeting of the Board of Directors held on January 31, 2001, the Board, absent Mr. Jenkins (the "Independent Board"), approved the engagement of Tucker Anthony Sutro Capital Markets ("Tucker Anthony Sutro"), to act as financial advisor to the Company in connection with the Private Placement Financing and to render an opinion with regard to the fairness, from a financial point of view, of the Private Placement Financing to the holders of EP MedSystems' common stock. The Independent Board, acting on EP MedSystems' behalf, subsequently executed an engagement letter pursuant to which Tucker Anthony Sutro was formally engaged.

      At a meeting of the Independent Board held on February 9, 2001, a representative of Tucker Anthony Sutro orally advised the Independent Board that, based upon the analyses performed by Tucker Anthony Sutro of the information then available, the Private Placement Financing is fair to the shareholders of the Company, other than the investors in the Private Placement Financing, from a financial point of view. See "Recommendations of the Independent Board of Directors" below and the copy of the opinion of Tucker Anthony Sutro, which includes the assumptions made, matters considered and certain limitations on the scope of review undertaken, which is set forth as Appendix B to this Proxy Statement.

      Subsequently, the Company was advised by representatives of the Nasdaq National Market of their concerns relating to the right being afforded to Cardiac Capital, in connection with the Private Placement Financing, to designate one member to the Company's Board of Directors. In order to accommodate regulatory compliance and expedite completion of the transaction, representatives of the Rollins Fund agreed that Cardiac Capital would forgo the right to designate a member to the Company's Board of Directors. An Amended and Restated Common Stock and Warrant Purchase Agreement was executed, thereafter, which restates the Purchase Agreement with the modification of deleting all references to the board member appointment.

Terms of the Private Placement Financing

      Amended and Restated Common Stock and Warrant Purchase Agreement; Letter Agreement

      The Amended and Restated Common Stock and Warrant Purchase Agreement, dated as of February 16, 2001 (the "Purchase Agreement"), provides for the sale and issuance of up to 1,625,000 shares of common stock and warrants for the purchase of 812,500 additional shares of common stock. The purchase price for the securities is $1.99 per share of common stock and $0.02 per warrant share for an aggregate purchase price of $3,250,000 without giving effect to the possible exercise of the warrants at an exercise price of $4.00 per share, subject to adjustment. The closing of the Private Placement Financing is expected to occur within 5 days of receiving shareholder approval for the sale and issuance of the shares of the common stock and the warrants and provided all other conditions to closing are met on or before April 30, 2001.

      In addition to shareholder approval, the closing of the Private Placement Financing is also subject to other conditions, including the following:

      o the execution and delivery of the Registration Rights Agreement (described below);
      o     the execution and delivery of the warrants (described below); and
      o the absence of any material adverse change in the Company's financial condition since December 31, 1999, subject to specified exceptions.

      A copy of the Amended and Restated Common Stock and Warrant Purchase Agreement is set forth as Appendix A to this Proxy Statement.

      Rollins Fund and David Jenkins, together with the Company, have entered into a letter agreement, dated March, 2001 (the "Letter Agreement"), pursuant to which Rollins Fund has agreed that it will cause Cardiac Capital to wait one year after the consummation of the Private Placement Financing before it will have the right to require the Company to register the common stock acquired in the Private Placement Financing and David Jenkins has agreed that he shall forbear from selling any shares of common stock of the Company owned by him, and shall cause his spouse, his lineal descendants or any trust for the benefit of any of them to similarly forbear from selling any shares of common stock of the Company owned by any of them during the first year following the closing of the Private Placement Financing without the prior written consent of Rollins Fund. Under the Letter Agreement, Mr. Jenkins has further agreed that, notwithstanding any provision to the contrary in the Operating Agreement of Cardiac Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing of the Private Placement Financing may be made by Rollins Fund in its sole judgment and without the consent of Mr. Jenkins.

      Warrants

      The warrants to be issued to each of the two investors, assuming shareholder approval is obtained and the Private Placement Financing is consummated, contain the following provisions:

      o the exercise period of the warrant is any time or from time to time between the date of closing and the fifth anniversary of closing;

      o     the initial exercise price is $4.00 per share;

      o the warrants may be exercised on a "cashless" basis whereby the warrant holder would receive an amount of common stock in return for surrendering its warrant to the Company for cancellation instead of paying the exercise price. The number of shares which the warrant holder would receive by exercising its rights to purchase upon a "cashless" basis would be determined by a formula in the warrant, which number would in any event be less than the number of warrant shares to which the warrant holder would be entitled upon payment of the exercise price; and

      o upon the occurrence of certain events that would otherwise dilute the aggregate value of the common stock issuable pursuant to the warrants, the exercise price or the number of warrant shares, or both, will be adjusted to avoid such dilution.

      A copy of the form of Warrant is set forth as Exhibit B to Appendix A to this Proxy Statement.

      Registration Rights Agreement

      The Registration Rights Agreement to be entered into with each of the investors in the Private Placement Financing, assuming shareholder approval is obtained and the Private Placement Financing is consummated, provides that the Company will prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), all of the shares of common stock sold in the Private Placement Financing if requested to do so at anytime after the first anniversary of the closing by holders of at least 30% of the shares of common stock issued in the Private Placement Financing. The Registration Rights Agreement also provides that EP MedSystems will prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the common stock issued or issuable pursuant to the warrants sold in the financing if requested to do so at anytime between the first and fifth anniversaries of the closing by holders of at least 50% of the common stock issued or issuable pursuant to the warrants. The Company is obligated to use its best efforts to cause such registration(s) to become effective within 120 days of filing with the SEC and to keep such registration statement(s) effective until (i) the investors have sold all of the shares of the common stock registered thereunder, or (ii) the investors can sell all of the shares of the common stock purchased by them in the financing within a three-month period pursuant to Rule 144 under the Securities Act, without volume limitation. In the event that EP MedSystems proposes to register any shares of its common stock under the Securities Act at any time after the closing of the Private Placement Financing, the Company will be required to include in the Company's registration statement those shares of common stock acquired in the Private Placement Financing which the investors request that EP MedSystems include. The Company shall be obligated to pay for most of the expenses associated with any registrations, other than underwriting discounts and commissions and transfer taxes.

      A copy of the form of Registration Rights Agreement is set forth as Exhibit A to Appendix A to this Proxy Statement.

Interests of our Officers, Directors and Shareholders in the Private Placement Financing

      David A. Jenkins is a founder of EP MedSystems and, currently, is our Chairman of the Board, President and Chief Executive Officer as well as a shareholder. As more fully described in the section entitled "Background of the Private Placement Financing" above, Mr. Jenkins first approached Rollins Fund as a potential financing source because Rollins Fund had indicated interest in medical device companies and not with a view of Mr. Jenkins participating in the fund's investment in EP MedSystems. During the course of discussions with Rollins Fund, a structure was identified which would allow Rollins Fund to limit its downside risk in an investment in EP MedSystems which was acceptable to Mr. Jenkins acting in his personal capacity. The structure, as more fully described in the section entitled "Terms of the Private Placement Financing" above, involved the creation of a Georgia limited liability company, Cardiac Capital, LLC, formed by Rollins Fund and David Jenkins as the sole members. Pursuant to the terms of the Operating Agreement of Cardiac Capital, Cardiac Capital's organization document, Rollins Fund is to contribute cash in the amount of $3,002,500 and Mr. Jenkins is to contribute cash in the amount of $2,500 together with shares of common stock of a privately-held corporation, in which Rollins Fund is also an investor, in exchange for equal membership interests in Cardiac Capital. Pursuant to its Operating Agreement, management of Cardiac Capital is established in its manager who generally shall have the power and authority to bind Cardiac Capital and, subject to limited exception, shall have the full, absolute and complete discretion to manage and control the business and affairs of Cardiac Capital, to make all decisions affecting the business and affairs of Cardiac Capital and to consent or withhold consent with respect to any matter it deems necessary or appropriate to accomplish the purposes and direct the affairs of Cardiac Capital. Cardiac Capital is to have one manager, initially, which has been designated in the Operating Agreement to be Rollins Fund. The Manager, initially, has appointed David Jenkins as Chief Executive Officer, with power and authority to sign documents on behalf of Cardiac Capital. The Manager has the right to appoint the Chief Executive Officer and other officers and to delegate such titles, powers, authority and responsibilities as are granted to the Manager in the Operating Agreement and may remove any officer appointed, in the Manager's sole and absolute discretion, with or without cause, at any time.

      In addition, pursuant to a letter agreement, dated as of March, 2001, among Rollins Fund, David Jenkins and EP MedSystems (the "Letter Agreement"), Rollins Fund has agreed that it will cause Cardiac Capital to wait one year after the consummation of the Private Placement Financing before it will have the right to require the Company to register the common stock acquired in the Private Placement Financing and David Jenkins has agreed that he shall forbear from selling any shares of common stock of the Company owned by him, and shall cause his spouse, his lineal descendants or any trust for the benefit of any of them to similarly forbear from selling any shares of common stock of the Company owned by any of them during the first year following the closing of the Private Placement Financing without the prior written consent of Rollins Fund. Under the Letter Agreement, Mr. Jenkins has further agreed that, notwithstanding any provision to the contrary in the Operating Agreement of Cardiac Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing of the Private Placement Financing may be made by Rollins Fund in its sole judgment and without the consent of Mr. Jenkins.

      As more fully described in the section entitled "Terms of the Private Placement Financing" above, the Private Placement Financing, if approved by our shareholders, will result in Cardiac Capital owning 1,500,000 shares of common stock, initially, with the right to purchase 750,000 additional shares pursuant to warrants. This means that, as a result of his 50% ownership interest in Cardiac Capital, Mr. Jenkins will have beneficial ownership of such shares increasing his total beneficial ownership in EP MedSystems from 9.1%, currently, to 23.1%, which assumes the warrants are fully exercised. Mr.

Jenkins will not have sole ownership of such shares and will not have sole voting power or sole disposition power of the shares and, in fact, disclaims beneficial ownership of 50% of the shares acquired in the Private Placement Financing; nevertheless, Mr. Jenkins may be in a position to influence how the shares are voted or disposed of as a result of his ownership interest in Cardiac Capital.

      As described in the section entitled "Background of the Private Placement Financing" above, Mr. Jenkins has provided financial assistance to EP MedSystems in the past in the form of security for the debt financing entered into by EP MedSystems with Medtronic, Inc. in November 2000. Mr. Jenkins received a salary of $225,000 as compensation in 1999 and his salary remained unchanged in 2000 and 2001. Mr. Jenkins has been granted options to purchase up to 166,000 shares of the Company's common stock, 161,000 of which are fully vested and exercisable, with the most recent grant in December 2000, of options to purchase 70,000 shares at an exercise price of $2.20 per share (a price which was above the market price at the time of the grant) over a term of 10 years, which options replace options previously granted which expired in December 2000.

Recommendations of the Independent Board of Directors

      The Board of Directors of the Company, excluding David A. Jenkins, a 50% owner of Cardiac Capital, LLC, one of the investors in this proposed financing (the "Independent Board"), has unanimously determined that the proposed Private Placement Financing is fair and in the best interests of the Company and its shareholders other than the investors in the Private Placement Financing (the "Public Shareholders") and has unanimously approved the Common Stock and Warrant Purchase Agreement, as subsequently amended and restated; a copy of the Amended and Restated Common Stock and Warrant Purchase Agreement is set forth in Appendix A hereto. The Independent Board has received a written opinion on February 9, 2001 from Tucker Anthony Sutro Capital Markets ("Tucker Anthony Sutro") to the effect that the proposed Private Placement Financing is fair to the Public Shareholders from a financial point of view. The Independent Board (with Mr. Jenkins abstaining from the vote) unanimously recommends that the shareholders vote "FOR" the Private Placement Financing.

      At the meeting held on February 9, 2001 (during which David Jenkins absented himself and abstained from the vote), the Independent Board unanimously determined that the terms of the Private Placement Financing are fair to, and in the best interests of, the Company and all of the Public Shareholders and recommended that the shareholders approve the Private Placement Financing. In determining to recommend to the shareholders that they approve the Private Placement Financing, and in determining the fairness of the terms of the Private Placement Financing, the Independent Board, in a series of meetings held on each of January 24, January 31 and February 9, 2001, considered the following factors, each of which, in the Independent Board's view, supported the Independent Board's determination to recommend the Private Placement Financing :

      (i) the financial condition, assets, results of operation of the Company, including that the Company's cash position as of February 8, 2001, was approximately $800,000, and at the Company's current projected expense rate of $500,000 per month, this represents less than two months of cash on hand to conduct operations. This situation, as well as the Company's cash position, makes it necessary for the Company to complete a transaction that would provide liquidity before March 31, 2001. If the Private Placement Financing does close, the Company will have sufficient resources to continue its operations for 6 to 7 more months during which time the Company can seek further funding transactions;

      (ii) the business and prospects of the Company, and the risks inherent in achieving those prospects, including the belief of senior management of the Company (as expressed to the Independent

Board and which the Independent Board found to be reasonable) that although the Company's prospects were dependent in significant part on obtaining sufficient working capital to fund its operations including to support the FDA in its evaluation of the Company's ALERT(R) System Pre Market Approval ("PMA"), upon obtaining such approval, that the Company was capable of operating on a cash flow positive basis. The Independent Board believes in the growth potential of our key products and are encouraged by our success to date in the growing market acceptance of our products in Europe which the Independent Board hopes can take place in the United States upon the FDA approval of the Company's pending PMA on the ALERT (R) System;

      (iii) the anticipated going concern qualification by the Company's independent accountants in their audit report of the Company's financial statements for the period ended December 31, 2000 by noting substantial doubt about the Company's ability to continue as a going concern, thereby decreasing the Company's other financing alternatives;

      (iv) the terms and conditions of the Private Placement Financing, including the amount and form of consideration, the nature of the parties' representations, warranties, covenants and agreements, and the conditions to the obligations of the investors;

      (v) the belief of the members of the Independent Board that $1.99 per common share and $0.02 per warrant share was the best price that could be obtained from the investors in the Private Placement Financing;

      (vi) the belief that although the $1.99 per common share to be received and the number of warrant shares subject to being issued by the Company in the Private Placement Financing represented a substantial discount and warrant share issuance from the reported average closing price of the common shares at February 14, 2001, the date of execution of the Purchase Agreement, that such discount for a private investment in a public entity was within an acceptable range and was fair to the Company;

      (vii) the stock price and trading volume history of the common shares and the fact that such common shares are thinly traded; and

      (viii) the opinion of Tucker Anthony Sutro as to the fairness to the Public Shareholders from a financial point of view of the proposed Private Placement Financing proceeds to be received by the Company and the analyses presented to the Independent Board by Tucker Anthony Sutro. The Independent Board noted that Tucker Anthony Sutro's discounted cash-flow analysis was based on the Company's current projected operations and that the results of the discounted cash-flow analysis are highly dependent upon receiving FDA approval for certain products in development, as well as the market acceptance of all current and future products. The Independent Board noted the fact that (a) the common shares traded as high as $8.25 per common share on March 10, 2000 and had closed on February 8, 2001 at $3.00 per share, (b) private investments into public entity transactions such as this evaluate discounts on a look-back basis as opposed to any single day's closing price, and (c) the one-year period prior to which the Company's obligation to register the shares becomes effective justifies a higher discount rate.

      In reaching its determination, the Independent Board also considered the fact that, despite its efforts to seek investments from unrelated third party prospective investors, there were no other firm offers to be considered by the Independent Board in connection with its evaluation of the Private Placement Financing.

      In light of the number and variety of factors the Independent Board considered in connection with its evaluation of the Private Placement Financing, the Independent Board did not find it practicable to assign relative weights to the foregoing factors.

      The Independent Board did not itself perform any material financial analyses but consulted with Tucker Anthony Sutro during the course of the Independent Board's deliberations regarding Tucker Anthony Sutro's financial evaluation of the Company and the proposed financing. The Independent Board recognized that Tucker Anthony Sutro's comprehensive analysis involved several different financial analyses, each of which had several component parts.

      Considering all of the above factors, the Independent Board concluded that the infusion of cash provided by the Private Placement Financing will give the Company the resources to be better positioned to seek to obtain FDA approval of the ALERT(R) System and continue delivering on its business plan and to manufacture, market and sell its products in the United States. The Board, based on all the above factors, determined that the Private Placement Financing was fair and reasonable to Company and its Public Shareholders.

Opinion of Financial Advisor - Tucker Anthony Sutro

      The Independent Board retained Tucker Anthony Sutro Capital Markets ("Tucker Anthony Sutro") to act as financial advisor to the Independent Board in connection with the Private Placement Financing. The Independent Board selected Tucker Anthony Sutro for a number of reasons, including its knowledge of the medical equipment segments of the healthcare technology industry and its experience and reputation in the general area of valuation and financial advisory work, and in relation to transactions of the size and nature of the specific proposed transaction. Tucker Anthony Sutro is a nationally- recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, private placements and valuations for corporate and other purposes. The Independent Board was advised that, from time to time, Tucker Anthony Sutro and its affiliates may hold long or short positions in the common stock of the Company.

      On February 9, 2001, Tucker Anthony Sutro delivered its written opinion, dated February 9, 2001 to the Independent Board of the Company that as of such date the Private Placement Financing is fair to the Public Shareholders of the Company from a financial point of view. Tucker Anthony Sutro has consented to the inclusion of its opinion in this Proxy Statement. The full text of the written opinion of Tucker Anthony Sutro, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is set forth in Appendix B to this Proxy Statement. We urge you to read the opinion in its entirety.

      Tucker Anthony Sutro did not determine the amount of consideration to be paid in the proposed Private Placement Financing, but rather the consideration was offered by the investors and negotiated and accepted by the Independent Board. Tucker Anthony Sutro's opinion to the Company's Independent Board addresses only the fairness from a financial point of view of the proposed Private Placement Financing and does not constitute a recommendation to the shareholders as to how such shareholders should vote at the Special Meeting.

      In connection with its opinion, Tucker Anthony Sutro performed such studies, analyses and inquires and considered other information it considered relevant. In particular, in conducting its analysis and arriving at its opinion as to the fairness, from a financial point of view of the Private Placement Financing, Tucker Anthony Sutro performed the following analyses:

      (i) Selected Comparable Public Company Analysis - Tucker Anthony Sutro analyzed 18 emerging growth medical device companies that Tucker Anthony Sutro deemed comparable to the Company to evaluate the market and aggregate values at which these companies trade relative to their respective historical and projected financial performance.

      (ii) Discounted Cash-Flow Analysis - Tucker Anthony Sutro calculated an intrinsic value of the Company's equity by the following discounted cash flow method: calculating the present value of the Company's estimated future cash flows from January 1, 2001 to December 31, 2005, and adding to such amount the present value of the Company's terminal value obtained by capitalizing the Company's projected earnings before interest, tax, depreciation and amortization ("EBITDA") for the year ending December 31, 2005 at multiples of 3x, 4x, 6x and 8x. The range of these terminal value multiples is hypothetical and was based on a range of multiples of EBITDA at which emerging growth medical device companies are expected to trade over the long term. Tucker Anthony Sutro applied discount rates, derived using certain assumptions as to the risk associated with the achievement of the financial projections provided by the Company's management (the "Management Projections") ranging from 6.5% to 25% to calculate the present value of the Company's estimated future cash flows from January 1, 2001 to December 31, 2005 and the terminal value based on a multiple of the Company's 2005 projected EBITDA. The Company's financial projections are highly dependent upon receiving FDA approval for certain products in development, as well as the market acceptance of all current and future products.

            The range of present values derived for the Company's equity by applying discounted cash flow analysis based upon the Management Projections was $10.0 million to $76.8 million, with an average value of $34.3 million, or, $0.83 to $6.38 and $2.85 per share, respectively.

      (iii) Precedent PIPE Transactions Analysis - Tucker Anthony Sutro reviewed the consideration paid and terms of recent private investment in public entity ("PIPE") transactions involving emerging medical device companies and calculated the discounts offered to market price for each PIPE transaction based on such companies' reported purchase price per share with respect to the PIPE offering and reported closing market price on the date that the PIPE transaction was reported to have closed. The high, low, and average discounts offered were 73.8%, (50.9)% [represents a 50.9% premium to market] and 15.0%, respectively.

            Tucker Anthony Sutro also noted that of the 42 comparable precedent PIPE transactions, 14, or approximately 1/3, involved a warrant component. Furthermore, of those PIPE transactions that involved a warrant component: (a) the warrant exercise price ranged from 58% to 194%, with an average of 111%, of the closing market price of the companies' stock on the day that the PIPE transaction closed; (b) the number of warrant shares issued represented 13% to 100%, with an average of 45%, of the common shares sold in the PIPE transaction; and (c) the warrant term ranged from 10 to 60 months, with a median of 60 months.

      (iv) Volume and Trading Prices - Tucker Anthony Sutro reviewed current and historical market closing prices and trading data of the Company's common stock over the past year and noted that over the past 52 weeks ended February 2, 2001, the high trading price was $8.25 on March 10, 2000, the low trading price was $1.375 on December 18, 2000 and the average closing price was $4.248.

      (v) Other Analyses - Tucker Anthony Sutro reviewed the daily closing prices of the Company's common stock for the most recent trading date prior to the delivery of the fairness opinion, and the average one, five, ten, fifteen, thirty, sixty and ninety trading days prior to such date. Tucker Anthony Sutro performed this analysis to obtain implied PIPE discounts over the aforementioned time periods. This analysis resulted in implied PIPE discounts that ranged from 12.2% off the prior 30-day average, to 33.3% off the then-current market price.

      The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Tucker Anthony Sutro believes its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and current factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, Tucker Anthony Sutro made numerous assumptions with respect to industry performance, general business and other conditions and matters, many of which are beyond EP MedSystems' control. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. Tucker Anthony Sutro's opinion is based on market, economic and other conditions that exist and can be evaluated as of the date of its opinion, and on information available to it as of such date.

      As a part of its engagement, Tucker Anthony Sutro was not requested to, and did not, solicit third party indications of interest in acquiring the Company. The Independent Board did not place any limitation upon Tucker Anthony Sutro with respect to the procedures followed or factors considered by Tucker Anthony Sutro in rendering its opinion.

      In arriving at its opinion, Tucker Anthony Sutro assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to Tucker Anthony Sutro by, or on behalf of, the Company, and did not independently verify that information. Tucker Anthony Sutro assumed, with the Independent Board's consent, that:

      o the financial projections have been reasonablely prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance; and

      o such projections will be realized in the amounts and time periods currently estimated by management,

      Tucker Anthony Sutro did not make or obtain any independent evaluations or appraisal of any assets or liabilities of EP MedSystems, nor did Tucker Anthony Sutro verify any of the Company's books or records. Tucker Anthony Sutro's opinion did not predict or take into account any possible economic, monetary or other changes which may occur, or information which may become available, after the date of its written opinion.

      In conducting its investigation and analysis and in arriving at its opinion, Tucker Anthony Sutro reviewed the information and took into account such financial and economic factors as it deemed relevant and material under the circumstances. The material actions Tucker Anthony Sutro undertook in its analysis were as follows:

            (i) reviewed certain historical financial and other information concerning the Company for the 5 fiscal years ended December 31, 1999 and the nine months ended September 30, 2000;

            (ii) reviewed current drafts of the Purchase Agreement, form of Warrant and Registration Rights Agreement;

            (iii) held discussions with members of senior management of the
                  Company with respect to the Company's past and current financial performance, financial condition and future prospects;

            (iv) reviewed certain internal financial data and other information of the Company;

            (v)   visited certain of the Company's facilities;

            (vi) reviewed historical prices and trading volumes of the Company's common stock;

            (vii) analyzed certain publicly traded available information of other companies that Tucker Anthony Sutro deemed comparable or otherwise relevant to its inquiry, and compared the Company, from a financial point of view, with certain of these companies;

            (viii) reviewed the financial terms, to the extent publicly available, of certain private placement transactions which Tucker Anthony Sutro considered comparable to the proposed Offer; and

            (ix) conducted such other financial studies, analyses and investigations and reviewed such other information as Tucker Anthony Sutro deemed appropriate to enable Tucker Anthony Sutro to render its opinion.

      Pursuant to the terms of Tucker Anthony Sutro's engagement letter, dated February 5, 2001, with the Independent Board, EP MedSystems paid Tucker Anthony Sutro a retainer fee of $25,000 and a fee of $25,000 for the preparation and delivery of its written fairness opinion, dated February 9, 2001 (which fee was payable regardless of the conclusions expressed therein). In addition, EP MedSystems has agreed to reimburse Tucker Anthony Sutro up to $5,000 for its out-of-pocket expenses, including the reasonable fees and disbursements of its counsel arising in connection with its engagement, and to indemnify Tucker Anthony Sutro, its affiliates and their respective directors, officers, employees and agents to the fullest extent permitted by law against certain liabilities, including liabilities under the federal securities laws, relating to or arising out of its engagement, except for liabilities found to have resulted from the bad faith, gross negligence or intentional or reckless misconduct of Tucker Anthony Sutro.

      The Independent Board has informed Tucker Anthony Sutro that, as of the date of this Proxy Statement, there has been no change in the terms of the proposed consideration and there has been no material event that the Independent Board believes could affect Tucker Anthony Sutro's opinion since Tucker Anthony Sutro rendered such opinion.

The Nasdaq 20% Rule; The Nasdaq Control Rule

      The rules of the Nasdaq National Market require us to seek the consent of our shareholders prior to (a) the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding for less than the greater of book value or market value of the stock before such issuance) (the "Nasdaq 20% Rule") or (b) the issuance of (i) securities by the Company that would result in a change of control of the Company or (ii) more than a nominal amount of the Company's securities to officers, directors or related parties of the Company (collectively, the "Nasdaq Control Rule"). The Company is selling 1,625,000 shares of common stock and warrants for 812,500 additional shares exercisable at a price of $4.00 per warrant share. This aggregate issuance exceeds 20% of our outstanding common stock, assuming all warrants are exercised . Further, the principal investor, Cardiac Capital, LLC, purchasing 1,500,000 shares and a warrant for 750,000 additional shares, is an entity of which our Chairman of the Board, President and Chief Executive Officer and a shareholder of the Company, David A. Jenkins, is a 50% owner. Although, Cardiac Capital, LLC will hold only approximately 15.6% of the Company's voting power as a result of the Private Placement Financing, and although the Company does not believe that any change of control (whether for purposes of the Nasdaq Control Rule or otherwise) is occurring as a result of such transaction, there is no objective test to determine the amount of securities that the Company may issue to any party without triggering the Nasdaq Control Rule. Depending on the facts and circumstances, the issuance by the Company of securities representing less than a majority of the Company's voting power may result in a change of control of the Company under the Nasdaq Control Rule. We are seeking shareholder approval in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule.

      Before voting, each shareholder should consider the following factors with respect to the issuance of common stock in excess of the Nasdaq 20% Rule and the Nasdaq Control Rule. If we fail to obtain shareholder approval, the investors will not be required to proceed with the Private Placement Financing until such approval is obtained and the closing of the financing may depress the per share price of the common stock of the Company especially where the market price of such shares is greater than $1.99 per share.

Required Vote

      The affirmative vote of the holders of a majority of the Company's common stock present at the Special Meeting, in person or by proxy and entitled to vote, is required to approve the sale and issuance of the shares of common stock pursuant to the Private Placement Financing.

         THE INDEPENDENT BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE
                  APPROVAL OF THE PRIVATE PLACEMENT FINANCING.

                          DESCRIPTION OF CAPITAL STOCK

General

      The following is a description of the capital stock of EP MedSystems which summarizes the principal rights of holders of such stock but does not purport to be complete and is subject in all respects to, and qualified in its entirety by, applicable New Jersey law, including the New Jersey Business Corporation Act ("NJBCA"), and to the provisions of the Company's certificate of incorporation and by- laws. The certificate of incorporation and by-laws contain certain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and which may have the effect of delaying, deferring or preventing a future takeover or change in control of EP MedSystems unless such takeover or change in control is approved by the Board of Directors.

Common Stock

      Pursuant to the Company's certificate of incorporation, as amended and restated, the Company is authorized to issue up to 25,000,000 shares of common stock, without par value per share. There were 12,023,167 shares of common stock outstanding and approximately 73 holders of the Company's common stock as of February 14, 2001. This number excludes individual shareholders holding stock under nominee security position listings because many of such shares are held by brokers and other institutions on behalf of shareholders. As a result, we are unable to estimate the total number of shareholders represented by these record holders, but we believe that the amount is in excess of 400.

      Each share of common stock is entitled to participate pro rata in distributions upon liquidation, subject to the prior rights of any holders of shares of preferred stock. The holders of common stock may receive dividends as declared by the Board of Directors out of funds legally available for such distributions.

      Holders of the common stock do not have any preemptive, subscription, redemption or conversion rights. The holders of the common stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders, including the election of directors. The Company's certificate of incorporation does not provide for cumulative voting, which means that pursuant to the Company's by- laws, the holders of more than 50% of the outstanding shares of common stock can elect all of the directors of the Company. All of the shares of the common stock currently issued and outstanding are fully paid and non-assessable.

Preferred Stock

      Pursuant to the Company's certificate of incorporation, as amended and restated, the Company is authorized to issue up to 5,000,000 shares of undesignated preferred stock, without par value per share. Our Board of Directors has the authority, without further vote or action by the holders of the outstanding common stock, to issue preferred stock, from time to time, in one or more classes or series, to fix the number of shares constituting any class or series and the stated value thereof, if different from the par value, and to fix the terms of any such series or class, including dividend rights, dividend rates, conversion or exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price and the liquidation preference of such class or series.

      EP MedSystems presently has no class or series of preferred stock outstanding. We have no present plans to issue any series or class of preferred stock. Prior to any issuance of shares of preferred stock of any class and/or series, the Board of Directors is required to file a certificate setting forth a copy of the resolution fixing the designations, rights and preferences of any preferred stock which may be issued with the Secretary of State of the State of New Jersey in the manner prescribed by the NJBCA. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisition s and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control of EP MedSystems without further action by the shareholders and may adversely affect the market price of the common stock, and the voting and other rights of the holders of common stock.

Warrants; Registration Rights

      On September 1, 1999, the Company sold and issued an aggregate of 1,135,000 shares of common stock in a private offering exempt under Section 4(2) of the Securities Act with a major institutional investment fund and two members of its board of directors and a private investor (the "1999 Investors") at $2.75 per share. Each of the 1999 Investors received a callable warrant (collectively, the "1999 Warrants") entitling them to purchase an aggregate of 567,500 common shares exercisable at $3.50 per share subject to the Company's right to call the warrants when the average closing price of the Company's common stock had equaled or exceeded $4.125 per share during any 20 consecutive trading days.

      The Company granted the 1999 Investors certain registration rights with respect to the shares pursuant to a Registration Rights Agreement. The Company filed a shelf registration statement on Form S-3 on September 30, 1999 covering such shares which was declared effective by the SEC on October 22, 1999.

      During February 2000, the 1999 Warrants became callable and the Company and the 1999 Investors arranged for the 1999 Warrants to be canceled in exchange for which the Company received $718,375 from the exercise by the 1999 Investors of 205,250 warrant shares at $3.50 per warrant share and the Company issued non-callable warrants to purchase 362,250 shares of common stock at an exercise price of $7.50 per share. Included among the 1999 Investors who exercised 1999 Warrants were 2 of the Company's institutional shareholders and 2 members of our Board of Directors, Messrs. Fry and Mortara.

      On April 9, 1998, the Company issued and sold 2,250,000 shares of its common stock in a private offering exempt under Section 4(2) of the Securities Act to 6 institutional investors (the "1998 Investors") at a price of $2.25 per share.

      The Company granted the 1998 Investors certain registration rights with respect to these shares pursuant to a Registration Rights Agreement. The Company filed a shelf registration statement on Form S-3 covering all of these shares. During July 1998, the SEC declared the registration statement effective.

      Pursuant to two letter agreements entered into by the Company in April 1994 and December 1995 with certain shareholders in connection with the subscription of each such shareholder for 100,000 shares of the Company's common stock, the Company granted certain registration rights to each such shareholder, for so long as such shareholder owns any of the 100,000 shares purchased.

Certain Provisions of the Certificate of Incorporation and By-laws

      The Company's certificate of incorporation, as amended and restated, provides that our Board of Directors shall be classified with respect to the time for which each of the directors shall severally hold office, into 3 classes, as nearly equal in number as possible, as specified in the Company's by-laws. Pursuant to the Company's certificate of incorporation, after the initial classification of the Board, successors to the classes of directors whose terms then expire shall be elected to serve 3-year terms and until their respective successors are duly elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director and any increase or decrease in the number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible. The affirmative vote of the holders of a majority of all issued and outstanding shares of EP MedSystems entitled to vote, voting as a single class, shall be required to alter, amend or adopt any provisions inconsistent with, or to repeal, this provision of the certificate of incorporation.

      New Jersey law provides that a New Jersey corporation may include within its certificate of incorporation provisions eliminating or limiting the personal liability of its directors and officers in shareholder actions brought to obtain damages or alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve a breach of a duty of loyalty to the corporation or its shareholders, such alleged acts or omissions were performed in good faith, did not involve a knowing violation of law or result in an improper personal benefit.

      The Company's certificate of incorporation and by-laws provide that EP MedSystems may indemnify its directors, officers, Scientific Advisory Board members, employees and other agents to the fullest extent permitted by New Jersey law; provided, that such persons acted in good faith and in a manner reasonably believed to be in the best interest of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe such conduct was unlawful. EP MedSystems maintains liability insurance for its officers and directors. There can be no assurance, however, that the Company will be able to maintain such insurance on reasonable terms. At present, there is no pending litigation or proceeding involving a director, officer, employee or agent of the Company where indemnification will be required or threatened. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

      The Company's certificate of incorporation and by-laws provide that a director of the Company will not be personally liable to the Company or its shareholders for damages for breach of any duty owed to the Company or its shareholders, except for liabilities arising from any breach of duty based upon an act or omission (i) in breach of the duty of loyalty to the Company, (ii) not in good faith or involving a knowing violation of law or (iii) resulting in receipt by such director or officer of an improper personal benefit.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of EP MedSystems pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and may be unenforceable.

                                  RISK FACTORS

      You should carefully consider the following risk factors before deciding how to vote. There may be other risks and uncertainties that we do not know of or that we do not consider material at this time. If these risks occur, our business, financial condition and results of operations will suffer. Additionally, this Proxy Statement contains forward-looking statements that involve uncertainties. The Company's actual results may be significantly less favorable than those forward-looking statements. This section discusses factors that can cause those differences. See "Cautionary Statement Regarding Forward-Looking Statements," below.

We have a history of operating losses and expect future losses.

      We commenced operations in 1993 and have incurred substantial operating losses in each following year. As of September 30, 2000, our accumulated deficit was approximately $20.8 million. Our present product sales did not cover our operating expenses of approximately $11.1 million for the nine months ended September 30, 2000 and $14.1 million for the year ended December 31, 1999. Additionally, we expect that our 2001 operating expenses will exceed those for 2000 and will not be covered by our 2001 sales revenues. Further, we expect that our future operating expenses will continue to increase until Pre Market Approval of the Company's ALERT(R) System is received from the Federal Food and Drug Administration of which there can be no assurance. As such, we may continue to incur operating losses. Our prior inability to generate sufficient revenues and expected continued losses has raised substantial doubt about our ability to continue as a going concern.

We anticipate that our independent auditors will include a qualification in their report on our financial statements to indicate that there is substantial uncertainty as to our ability to continue as a going concern.

      Our inability to continue our operations is not assured and is subject to substantial risk. We anticipate that our auditors will include a going concern qualification in their report on our financial statements for the year ended December 31, 2000 because it will be evident that we need to raise additional capital as we do not have an amount of funds sufficient to continue operations at current levels for the next 12 months and we lack a history of operations that would adequately suggest that our financial plans will succeed. The existence of the going concern qualification may adversely affect our business prospects, financial condition and results of operations and may harm our relationships with vendors and customers as well as limit our ability to obtain financing. Customers and vendors may choose not to conduct business with us, or may conduct business with us on terms that are less favorable than those customarily extended by them, as a result of questions concerning our status as a going concern. Furthermore, if our revenues do not exceed our costs for an extended period, we may need to reorganize or reach agreements with our creditors concerning the conduct of our future business and affairs.

We may be unable to meet our future capital requirements; we currently do not have a line of credit.

      Our revolving line of credit has been terminated and has not yet been replaced. If our present projections and expectations of revenues and expenses change materially, our existing and future capital resources may be insufficient to meet our capital needs. If this occurs, we will have to raise additional funds through public or private financings of equity, debt or both. As such, adequate funds for our operations, from financial markets or other sources, may not be available when needed. If this occurs, we may be required to delay or terminate research and development programs, curtail capital expenditures and reduce business development and other operating activities.

Concentration of Common Stock Ownership; Control.

      Upon completion of the Private Placement Financing, David Jenkins, Chairman of the Board, President and Chief Executive Officer and a shareholder of the Company, will beneficially own, in the aggregate, shares representing approximately 23.1% of the outstanding shares of common stock, if the warrants issued are fully exercised. As a result, David Jenkins and Cardiac Capital, LLC, acting together, will be able to influence significantly, and possibly control, most matters requiring approval of the shareholders of the Company, including approval of amendments to the Company's certificate of incorporation, mergers, a sale of all or substantially all of the assets of the Company, going private transactions and other fundamental transactions. The Company's certificate of incorporation does not provide for cumulative voting with respect to the election of directors. The certificate of incorporation does provide for staggered elections of our Board of Directors. As a result, Mr. Jenkins and his affiliates and this block of shareholders may be able to control the election of members of our Board. Such a concentration of ownership could affect the liquidity of the Company's common stock and have an adverse effect on the price of the common stock and may have the effect of delaying or preventing a change in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over current market prices.

Impact of the Private Placement Financing on Existing Shareholders.

      The issuance of the shares of common stock and the warrants and the ability of the holders of the warrants to exercise their warrants to receive common stock may impact the trading patterns and adversely affect the market price of EP MedSystems' common stock.

      Shareholders are subject to immediate dilution and the risk of substantial dilution to their interests which may result from the issuance of shares of common stock upon consummation of the Private Placement Financing and upon exercises of the warrants. As a result of the issuance of such common stock, the current shareholders will own a smaller percentage of the outstanding common stock of EP MedSystems.

      The offering of the shares to be issued in connection with the Private Placement Financing have not been registered under the Securities Act or any state securities laws or regulations and will be restricted securities which must be held for an indefinite period of time unless they are subsequently so registered or an exemption from such registration is available. Pursuant to the terms of the Registration Rights Agreement to be entered into in connection with the Private Placement Financing, EP MedSystems shall use its best efforts, subject to receipt of necessary information from the investors in the Private Placement Financing, to ensure that a Registration Statement on Form S-3 relating to the resale of the common stock by the investors be filed with the SEC after the first anniversary of the closing and to cause such Registration Statement to become effective as soon as possible after the date of such filing. When such shares are registered, such shares will be freely transferable without restriction under the Securities Act (but may be subject to the short-swing profit rules and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of our common stock.

      Cardiac Capital, LLC and David A. Jenkins will have a very substantial ownership interest in the Company after the consummation of the Private Placement Financing and may be in a position to control the Company's management and operations as a result of such stock ownership.

Our business and financial condition are subject to various risks and uncertainties arising from domestic and international laws and regulations.

      United States. In the United States, the development, testing, manufacture, labeling, marketing, promotion and sale of medical devices is regulated principally by the Federal Food and Drug Administration (the "FDA") under the Federal Food, Drug, and Cosmetic Act. The FDA has broad discretion in enforcing compliance with that statute and its regulations. Noncompliance can result in fines, injunctions, civil penalties, recall or seizure of products, total or partial suspension of production, failure to grant premarket clearance or premarket approval for devices, withdrawal of marketing approvals and criminal prosecution.

      Our ability to continue to sell our products commercially, is subject to continuing FDA oversight of the on-going design, manufacturing, packaging, labeling, storage and quality of our medical devices. Failure to comply with the applicable FDA standards and requirements can result in fines, injunctions, civil penalties, recalls or seizures of products, total or partial suspensions of products, withdrawals of marketing approvals and criminal prosecution.

      International. In order for us to market our products in Europe and certain other foreign jurisdictions, we must obtain required regulatory approvals and clearances and otherwise comply with extensive regulations regarding safety and manufacturing processes and quality. These regulations, including the requirements for approvals or clearance to market and the time required for regulatory review, vary from country to country. The time required to obtain approval by a foreign country may be longer or shorter than that required for FDA approval and the requirements may differ. Many foreign countries generally permit studies involving humans for medical devices earlier in the product development cycle than is permitted by regulation in the U.S. Other countries, such as Japan, have standards similar to those of the FDA. We may not be able to obtain regulatory approvals in such countries or we may be required to incur significant costs in obtaining or maintaining our foreign regulatory approvals. Delays in the receipt of approvals to market our products or failure to maintain these approvals could have a material adverse impact on our business and financial condition.

      Foreign countries also often have extensive regulations regarding safety, manufacturing processes and quality that differ from those in the United States and must be met in order to continue sale of a product within the country.

      Presently, we are permitted to sell our products, including the ALERT(R) System, in countries that are members of the European Union and the European Free Trade Association. We cannot be sure that we will be successful in maintaining that permission.

Our success will depend on developing and commercializing the ALERT(R) System.

      Our long-term success depends on the success of one of our products, the ALERT(R) System. The ALERT(R) System has not been approved by the FDA and cannot be sold commercially in the United States without FDA approval. FDA approval is based upon, among other things, the results of clinical trials that demonstrate the safety and effectiveness of the device. The Company has completed its submissions to the FDA for Pre Market Approval of the ALERT(R) System and has been granted expedited review providing for priority of its application over all other Pre Market Approval applications. Completion of the review process may take through the second quarter of 2001 and there can be no assurance that approval will be granted at that time if at all. We may not be able to obtain FDA approval on a timely basis or at all. Further, FDA approval could include significant limitations on the uses for which the ALERT(R) System may be sold.

      If the ALERT(R) System is approved, its commercial success will depend upon acceptance by physicians. Physician acceptance will depend upon, among other things, substantial favorable clinical experience, advantages over alternative treatments, cost effectiveness, and favorable reimbursement policies of third party payors such as insurance companies, Medicare and other governmental programs.

      Profitability of the ALERT(R) System will depend on our ability to manufacture the system efficiently in commercial quantities. We have only manufactured the components of the ALERT(R) System in limited quantities. We may not be able to attain efficient manufacturing. Further, we will also be dependent on sub-contractors for certain key components of the ALERT(R) System.

      Our failure to obtain FDA approval, market acceptance, manufacturing efficiency and reliable sub-contractors will materially adversely affect our business and financial condition.

Our success will depend on continued market acceptance of the EP Workmate(R).

      Our ability to increase revenues over the next several years will depend on the continued acceptance by electrophysiologists of one of our products, the EP WorkMate(R) computerized monitoring and analysis workstation. The EP WorkMate(R) accounted for a significant percentage of our product sales in the year ended December 31, 1999 and in the first three quarters of 2000 and is expected to account for a significant portion of our 2001 revenues. Because the EP WorkMate(R) has a list price of approximately $135,000 with an integrated EP-3(TM) Stimulator, each sale of an EP WorkMate(R) represents a relatively large percentage of our net sales. We cannot be sure that the EP WorkMate(R)'s present level of market acceptance and sales can be maintained.

Our success will depend, in part, on our ability to keep pace with technological and marketplace changes.

      The electrophysiology market is characterized by rapidly changing technology, new products and industry standards. Accordingly, our ability to compete depends on our ability to develop new products and improve existing ones.

      The research and development necessary for new products and for product refinements can take longer and require greater expenditures than expected, and might not succeed. Moreover, our new products and product refinements might not be accepted by physicians and patients.

Our patents and proprietary rights might not provide sufficient protection.

      Our success and ability to compete in the marketplace will depend in part upon our ability to protect our proprietary technology and other intellectual property. We seek patents on our important inventions, have acquired patents and have entered into license agreements to obtain rights under selected patents of third parties that we consider important to our business. Patents might not be issued on our patent applications and applications for which we have acquired licenses. Further, if those patents are issued, they may not be of sufficient scope and strength to provide us with meaningful protection or commercial advantage. Additionally, these patents may be challenged, invalidated or circumvented in the future. Moreover, our competitors, many of whom have substantial resources and have made substantial investments in competing technologies, may presently have or may seek patents that will prevent, limit or interfere with our ability to make, use or sell our products in the U.S. and other countries.

      In addition to patents, we rely on a combination of trade secrets, copyrights and trademarks to protect our intellectual property rights. For example, our software (which is an integrated component in the EP WorkMate(R) and EP-3(TM) Stimulator) is not patented and existing copyright laws offer only limited practical protection from misappropriation. Our competitors may independently develop substantially equivalent proprietary technology.

Intellectual property litigation could harm our business.

      While we do not believe we are infringing any patents or other intellectual property rights of others, litigation over infringement claims is frequent in the medical device industry and could arise. This kind of litigation, with or without merit, would be time consuming and costly, and could cause shipment delays, require us to develop alternative technology or require us to enter into costly royalty or licensing agreements. Further, if necessary licenses are not available to us on satisfactory terms, we may not be able to redesign our products or processes to avoid alleged infringement. Accordingly, we could be prevented from manufacturing and selling some of our products.

      Also, competitors might infringe our patents and trade secrets. Costly and time consuming litigation may be necessary to enforce our patents and to protect our trade secrets.

We might be unable to pay royalties.

      We have entered into several license agreements which require us to pay royalties, including, in some cases, minimum annual royalties. If we do not pay those royalties, we may lose those rights under the license agreements. The loss of certain technology licenses could have a material adverse impact on our business and financial condition.

We face significant competition.

      The medical device market, particularly in the area of electrophysiology products, is highly competitive. Many of our competitors have access to significantly greater financial, marketing and other resources. Further, the medical device market is characterized by rapid product development and technological change. Our present and future products could become obsolete or uneconomic through technological advances by one or more of our competitors. For example, the ALERT(R) System is a new technology that must compete with established treatments for atrial fibrillation as well as with new treatments currently under development by other companies. Our future success will depend on our ability to remain competitive with other developers of medical devices and therapies.

Third-party reimbursement might be denied or not available for some of our products.

      Our products are generally purchased by physicians or hospitals. In the U.S., third party payors are then billed for the healthcare services provided to patients using those products. These payors include

Medicare, Medicaid and private insurers. Similar reimbursement arrangements exist in several European countries. Third party payors may deny or limit reimbursement for our existing products and future products such as the ALERT(R) System. Third party payors are increasingly challenging the prices charged for medical products and services and are putting pressure on medical equipment suppliers to reduce prices. Furthermore, the ALERT(R) System might not be eligible for Medicare reimbursement during clinical trials. The FDA places new medical devices of the type (called Class III) that are undergoing clinical trials and are subject to the most stringent FDA review into either Category A or Category B. Category A devices, which are those whose safety and effectiveness have not yet been demonstrated, are not eligible for Medicare reimbursement during clinical trials. Category B devices, which are those whose safety and effectiveness issues have been resolved, are eligible for Medicare reimbursement. The ALERT(R) System is currently classified as a Class III Category B device. However, final determination of device classification will be made during review by the FDA of the ALERT(R) System Pre Market Approval application which might classify the ALERT(R) System as a Category A device. If this occurs, we will not receive any Medicare payments for the use of the ALERT(R) System. Changes in FDA regulations, Medicare regulations or in other third party payor policies, could reduce or make either or both Medicare or other third-party reimbursement unavailable for our existing products and, if approved by the FDA, the ALERT(R) System. Any of those occurrences would adversely affect our ability to achieve profitable operations and maintain our business.

We might not be able to maintain or effectively manage our sales force.

      We utilize a domestic direct sales and marketing force to sell and promote our products in the U.S. We might not be able to continue to attract and retain qualified and capable individuals who can successfully promote our products.

      We are also in the process of expanding our marketing internationally and will continue to rely on third party distributors in foreign markets. We formed a U.S. subsidiary located in France in 1999 and have a U.S. subsidiary, with a branch based in the United Kingdom, to increase sales, improve distributor relationships and customer service and to assist in the introduction of the ALERT(R) System in Europe. We have sales through a Japanese distributor and have a distribution network in the Asian markets. Some of our agreements with third party distributors are oral, and many of our distributor agreements, both written and oral, are terminable by distributors. The distributors might not actively and effectively market our products, and we might not be able to replace existing distributors if present relationships are terminated. Further, we might not be able to make arrangements with new distributors to access new international markets.

Our business could be subject to product liability claims.

      The manufacture and sale of our products involves the risk of product liability claims. Our products are highly complex and some are, or will be, used in relatively new medical procedures and in situations where there is a potential risk of serious injury, adverse side effects or death. Misuse or reuse of our catheters may increase the risk of product liability claims. We currently maintain product liability insurance with coverage limits of $5,000,000 per occurrence and $5,000,000 in the aggregate per year. This insurance is expensive and may not be available to us in the future. A successful claim against or settlement by us in excess of our insurance coverage or our inability to maintain insurance could have a material adverse effect on our business and financial condition.

We have limited manufacturing experience and depend on outside sources for the manufacture of critical components of our products.

      We have limited manufacturing experience in manufacturing our catheter products, including the ALERT(R) Catheter. Further, we have limited experience manufacturing these products in the volume that will be necessary for us to achieve significant commercial sales. While we have expanded our catheter manufacturing facilities and have hired and trained additional personnel, we may not be able to establish or maintain reliable, high-volume, cost effective manufacturing capacity. Moreover, we may encounter difficulties in increasing our manufacturing capacity, including problems involving production yields, quality control and assurance, component supply shortages, shortages of qualified personnel, compliance with FDA regulations and the need for further regulatory approval on new manufacturing processes. Additionally, we rely on outside sources for the manufacturing of critical components for the ALERT(R) Companion, EP WorkMate(R) and EP-3(TM) Stimulator. Any interruption in this supply from our outside sources would have a material adverse effect on our ability to deliver our products. If an interruption were to occur, we may not be able to reach an acceptable arrangement with an alternative source of supply on a timely basis. Our failure to find alternative manufacturing sources would have a material adverse effect on our business and financial condition.

Our reliance on international operations exposes us to additional risks.

      In the first nine months of 2000, approximately 50% of our sales were derived outside the U.S. Since we expect international sales will continue to represent a significant percentage of our total sales, we intend to continue to increase our operations outside of the United States. Our continued reliance on international sales will subject us to fluctuations in currency exchange rates and other risks of foreign operations, including:

      o     tariff regulations;
      o     export license requirements;
      o     unexpected changes in regulatory requirements;
      o     extended collection periods for accounts receivable;
      o     potentially inadequate protections of intellectual property rights;
      o     local taxes;
      o     restrictions on repatriation of earnings; and
      o     economic and political instabilities.

      These factors could have a materially adverse effect on our ability to maintain and expand profitable foreign sales. Our failure to maintain and expand profitable foreign sales would have a material adverse effect on our business and financial condition.

Our stock price has been volatile and future sales of substantial numbers of our shares could have an adverse effect on the market price of our shares.

      The market price of shares of our common stock has been volatile. The price of our common stock may continue to fluctuate in response to a number of events and factors, including:

      o     clinical trial results;

      o the amount of our cash resources and our ability to obtain additional funding;
      o announcements by us or our competitors of research activities, business developments, technological innovations or new products;
      o     changes in government regulation;
      o     disputes concerning patents or proprietary rights;
      o     changes in our revenues or expense levels;
      o public concern regarding the safety, efficacy or other aspects of the products or methodologies we are developing; and
      o     changes in recommendations by securities analysts.

      Any of these events may cause the price of our shares to fall, which may adversely affect our business and financing opportunities. In addition, the stock market in general and the market prices for medical device companies in particular have experienced significant volatility that often has been unrelated to the operating performance or financial conditions of such companies. These broad market and industry fluctuations may adversely affect the trading price of our shares, regardless of our operating performance or prospects.

      In addition, sales, or the possibility of sales, of substantial numbers of shares of our common stock in the public market could adversely affect prevailing market prices for shares of our common stock.

Issuance of Preferred Stock Could Delay, Defer or Prevent Corporate Takeover

      The Board of Directors has the authority to issue up to 5,000,000 shares of undesignated preferred stock and to determine the rights, preferences, privileges and restrictions of such shares without any further vote or action by the shareholders. The issuance of preferred stock under certain circumstances could have the effect of delaying, deferring or preventing a change in control of the Company or otherwise adversely affecting the rights of the holders of common stock.

Discretion over application of net proceeds of the Private Placement Financing.

      Currently, we plan to use the net proceeds of the Private Placement Financing to fund our research and development activities, including pre-clinical studies and clinical trials, to fund working capital and for general corporate purposes. We have no specific further uses for the net proceeds. Accordingly, we will have significant discretion in applying the net proceeds of the Private Placement Financing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Based upon information available to the Company, the following table sets forth certain information regarding beneficial ownership of common stock of the Company as of February 12, 2001 by (i) each of the Company's directors, (ii) the Named Executive Officers, (iii) all directors and executive officers as a group and (iv) each person known to the Company to beneficially own more than 5% of the Company's common stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner                 Shares of Common Stock         Shares of Common Stock
                                                      Beneficially Owned(1)           Beneficially Owned
                                                                                    Subsequent to Private
                                                                                    Placement Financing(2)
-------------------------------------------------------------------------------------------------------------
                                                    Number of     Percentage of    Number of    Percentage of
                                                      Shares          Class         Shares          Class
                                                   ----------------------------------------------------------
David A. Jenkins                                   1,088,400(3)        9.1%       3,338,400(4)       23.1%
Chairman of the Board
President and Chief Executive Officer
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

Cardiac Capital, LLC(5)                                   -0-           -0-       2,250,000           15.6%
c/o David A. Jenkins
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

EGS Private Healthcare Partnership, LP(6)(7)       1,312,000          10.9%       1,312,000           9.1%
350 Park Avenue
New York, NY 10022

EGS Private Healthcare Counterpart, LP(7)(8)         187,500           1.5%         187,500           1.3%
350 Park Avenue
New York, NY 10022

H & Q Healthcare Investors(9)                        645,000           5.4%         645,000           4.5%
50 Rowes Wharf
Boston, MA 02110-6679

H & Q Life Sciences Investors(9)                     430,000           3.6%         430,000           3.0%
50 Rowes Wharf
Boston, MA 02110-6679

Dimensional Fund Advisors Inc.(10)                   616,400           5.1%         616,400           4.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Medtronic, Inc.                                      458,000           3.8%         458,000           3.2%
7000 Central Avenue NE
Minneapolis, MN 55432

David W. Mortara, Ph.D.(11)                          188,000           1.6%         188,000           1.3%
Director
7865 North 86th Street
Milwaukee, WI 53224

Darryl D. Fry(12)                                       134,000        1.1%         134,000          *
Director
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

J. Randall Rolston(13)                                  122,731        1.0%         122,731          *
Vice President, Sales and Marketing
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

John E. Underwood(14)                                    31,000          *           31,000          *
Director
c/o Proteus International
Crossroads Plaza
Mahwah, NJ 07430

Joseph M. Turner(15)                                     30,000          *           30,000          *
Chief Financial Officer
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

C. Bryan Bryd(16)                                        82,800          *           82,800          *
Vice President, Engineering and Operations
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

All Named Executive Officers and directors as a       1,676,931       13.9%       1,676,931       11.6%
group(7 persons)(17)

* Represents beneficial ownership of less than one percent of the common stock.

(1) Applicable percentage ownership as of February 12, 2001 is based upon 12,023,167 shares of common stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) Applicable percentage ownership as of February 12, 2001 is based upon 12,023,167 shares of common stock outstanding, assumes the issuance of 1,625,000 shares pursuant to the Purchase Agreement, together with the applicable warrants for such shareholder. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(3) Includes 161,000 shares issuable upon exercise of fully vested options. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 share held by Mr. Jenkins' wife and 20,000 shares held by Mr. Jenkins' wife as custodian for his children. Mr. Jenkins disclaims beneficial ownership of 42,500 share held by his wife and 20,000 share held by his wife as custodian for his children.

(4) Includes 161,000 shares issuable upon exercise of fully vested options. Also includes 1,500,000 shares of common stock and 750,000 warrant shares issuable in connection with the Private Placement Financing, if approved by the shareholders. Mr. Jenkins will own such shares indirectly as a 50% owner of Cardiac Capital, LLC, the record owner of the shares; as such, Mr. Jenkins disclaims beneficial ownership of one-half of such shares of common stock and warrant shares. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 shares held by Mr. Jenkins' wife and 20,000 shares held by Mr. Jenkins wife as custodian for his children. Mr. Jenkins disclaims beneficial ownership of 42,500 shares held by his wife and 20,000 shares held by his wife as custodian for his children. Includes 306,250 shares issuable upon exercise of warrants.

(5) Includes 1,500,000 shares of common stock and 750,000 warrant shares issuable in connection with the Private Placement Financing, if approved by the shareholders, owned of record by Cardiac Capital, LLC, a Georgia limited liability company owned by Rollins Investment Fund and David A. Jenkins in equal proportion. Pursuant to a letter agreement entered into by Rollins Investment Fund and David A. Jenkins, the only two members of Cardiac Capital, LLC, Mr. Jenkins has agreed that he shall not sell any shares of the common stock of the Company owned by him, and he shall cause his spouse, lineal descendants and any trust for the benefit of any of them not to sell any shares of the common stock of the Company owned by any of them.

(6)   Includes 306,250 shares issuable upon exercise of warrants.

(7) EGS Private Healthcare Partnership, LP and EGS Private Healthcare Counterpart, LP share certain common management and ownership.

(8)   Includes 43,750 shares issuable upon exercise of warrants.

(9) H & Q Life Sciences Investors and H & Q Healthcare Investors share certain common management and ownership.

(10) Dimensional Fund Advisors Inc., a registered investment advisor furnishes investment advice to 4 investment companies registered under the Investment Company Act of 1940, as amended, and serves as investment manager to certain other commingle group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In such capacity, Dimensional possesses voting and/or investment power over the securities that are owned by the Funds. All securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(11)  Includes 60,000 shares issuable upon exercise of fully vested options.

(12)  Includes 16,000 shares issuable upon exercise of fully vested options.

(13)  Includes 62,319 shares issuable upon exercise of fully vested options.

(14)  Includes 31,000 shares issuable upon exercise of fully vested options.

(15)  Includes 30,000 shares issuable upon exercise of fully vested options.

(16)  Includes 10,800 shares issuable upon exercise of fully vested options.

(17)  Includes 371,119 shares issuable upon exercise of fully vested options.

                                 OTHER BUSINESS

      The Board of Directors does not intend to present any business at the Special Meeting other than as set forth in the accompanying Notice of Special Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Special Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Special Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended for inclusion in the proxy materials for the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than February 28, 2001. Such proposals should be directed to EP MedSystems, Inc., 100 Stierli Court - Suite 107, Mount Arlington, New Jersey 07856, Attention: Corporate Secretary.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

      In addition to historical information, this Proxy Statement contains forward-looking statements relating to such matters as anticipated financial and operational performance, business prospects, technological developments, results of clinical trials, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. We emphasize to you that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward looking statements. When we use the words or phrases "believes," "anticipates," "expects," "intends," "will likely result," "estimates," "projects" or similar expressions in the Proxy Statement, we intend these to identify such forward-looking statements, but they are not the exclusive means of identifying such statements. The forward-looking statements are only expectations and predictions which are subject to risks and uncertainties including the significant considerations discussed in the Proxy Statement, general economic, market or business conditions, opportunities or lack of opportunities that may be presented to the Company, competitive actions, changes in laws and regulations and other matters discussed here and in the sections of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, entitled "Item 1 - Business," "Item 3 - Legal Proceedings" and "Item 6 - Management's Discussion and Analysis or Plan of Operation," particularly the subsection of such Item 6 entitled "Factors That May Impact Future Operations."

      We caution readers to review the cautionary statements set forth in this Proxy Statement and in the Company's reports filed with the Securities and Exchange Commission and cautions that other factors may prove to be important in affecting the Company's business and results of operations. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Proxy Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      We incorporate by reference the following documents heretofore filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended:

            (a) Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Commission; and

            (b) Quarterly Reports of the Company on Form 10-QSB for the quarterly periods ended March 31, 2000, June 30, 2000 and September 30, 2000 as filed with the Commission.

      Any statement contained in a document incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein (or in any other subsequently filed document which is also incorporated by reference in this Proxy Statement) modified or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      We undertake to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, on the written or oral request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated in this Proxy Statement by reference. Written requests for such copies should be directed to EP MedSystems, Inc., 100 Stierli Court, Suite 107, Mount Arlington, New Jersey 07856, Attention: Investor Relations.

                                By Order of the Board of Directors


                                /s/ Joseph M. Turner
                                ------------------------------------------------

                                Joseph M. Turner
                                Chief Financial Officer, Treasurer and Secretary

Dated: March 6, 2001

Appendix A  -     Amended and Restated Common Stock and Warrant Purchase
                  Agreement, dated as of February 16, 2001, by and among the Company and the Purchasers listed in Schedule A thereto

         B  -     Opinion of Tucker Anthony Sutro Capital Markets, dated
                  February 9, 2001, addressed to Independent Board of Directors of the Company

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

      AMENDED AND RESTATED COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") made as of the 16th day of February, 2001 by and among EP MEDSYSTEMS, INC. (the "Company") and the entities listed on Schedule I hereto (each, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

      WHEREAS, the Company desires to issue and sell to the Purchasers (i) an aggregate of 1,625,000 shares of its authorized but unissued Common Stock (as defined in Section 1.1) and (ii) warrants to purchase an aggregate of 812,500 shares of Common Stock; and

      WHEREAS, each Purchaser desires to purchase that number of shares of Common Stock and warrants shown next to its name on Schedule I hereto; and

      WHEREAS, the Company and the Purchasers entered into a Common Stock and Warrant Purchase Agreement, dated as of February 16, 2001 (the "Original Purchase Agreement") in furtherance of such contemplated purchase and sale; and

      WHEREAS, the undersigned desire to amend and restate the Original Purchase Agreement in its entirety with certain modifications, all as hereinafter provided;

      NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. SALE AND PURCHASE OF COMMON STOCK AND WARRANTS; CLOSING

            1.1 Subscription, Sale and Purchase.

                  (a) Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as hereinafter defined) the Company agrees to issue, sell and deliver to the Purchasers, and the Purchasers agree to purchase from the Company, an aggregate of (i) 1,625,000 shares of the Company's Common Stock, $.001 stated value per share (the "Common Stock") and (ii) warrants to purchase an aggregate of 812,500 shares of Common Stock (the "Warrants" and together with the Common Shares, the "Securities"). Hereinafter, "Common Shares" means the shares of Common Stock purchased by the Purchasers hereunder.

                  (b) The quantity and purchase price for the Securities to be purchased by each Purchaser is as set forth on Schedule I hereto (the "Purchase Price").

            1.2 Closing.

                  (a) The closing of the issuance and sale of the Securities to the Purchasers hereunder shall occur in such location and manner (i.e., by telecopy exchange of signature pages with originals to follow by overnight delivery) as the parties may mutually agree. As used herein "Closing" shall mean the closing of the issuance and sale of the Securities to the Purchasers hereunder and the "Closing Date" shall mean the date on which such Closing takes place. The Closing Date shall be the fifth (5th) business day following approval by the Company's shareholders of the issuance and sale of the Securities to the Purchasers pursuant to this Agreement; provided, however, in no event shall the Closing Date be after April 30, 2001.

                  (b) At the Closing (or within three (3) business days after the Closing Date), against satisfaction or waiver of each of the conditions set forth in Sections 4 and 5, the Company shall deliver to each Purchaser (i) stock certificates representing the Common Stock to be purchased by each such Purchaser, duly executed by the Company, registered in each such Purchaser's name (or the name of its nominee), free of all restrictive and other legends (other than the legend specified in Section 8.2 and otherwise in form for good delivery) and (ii) a Warrant for Warrant Shares (as defined in the Warrant), all in the quantities set forth in Schedule I. At the Closing, against such delivery of said stock certificates and Warrants (or evidence satisfactory to the Purchasers that the stock certificates and Warrants will be delivered to the Purchasers within three (3) business days after the Closing Date) and subject to the satisfaction or waiver of each of the conditions set forth in Sections 4 and 5, the Purchasers will deliver to the Company, by wire transfer to a bank in the United States specified by the Company for the account of the Company, funds in an amount equal to the Purchase Price for the Securities being purchased hereunder. The Purchase Price shall be allocated based on $1.99 per Common Share and $.02 per Warrant Share.

            1.3 Nature of Obligations. The Company shall not be obligated to issue and sell less than those Securities specified on Schedule I to each Purchaser opposite its name. In committing to purchase the Securities under this
Section 1, each Purchaser is contracting severally (and not jointly) to purchase only the number of Securities specified on Schedule I opposite its name. No Purchaser shall be obligated to purchase any Securities unless all of the Securities to be purchased by it as shown on Schedule I are tendered for purchase. The Company shall pay all costs and expenses (i) incurred by it in connection with this Agreement and contemplated transaction and (ii) provided the Purchase Price for the Securities being purchased by Cardiac Capital, LLC is received on or before the close of business April 30, 2001, the costs and expenses of Cardiac Capital, LLC and its legal counsel in connection with this Agreement and the contemplated transactions incurred through the date hereof, up to an aggregate of $10,000.

      SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to each Purchaser as follows:

            2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority, and all necessary licenses and permits, to own and lease its properties and assets and to conduct its business as now conducted. Each subsidiary as referred to in the Company Reports (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, and all necessary licenses and permits, to own and lease its properties and assets and to conduct its business as now conducted. The Company and its subsidiaries are each qualified to do business as a foreign corporation and are in good standing in all states where the conduct of their respective businesses or their ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company's and the subsidiaries' business, properties, assets, operations or condition (financial or otherwise), taken as a whole.

            2.2 Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and each other agreement required to be executed and delivered by it pursuant to this Agreement (collectively, the "Company Agreements") and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement, and each other Company Agreement have been duly authorized by all requisite corporate action, and this Agreement has been duly executed and delivered by the Company and constitutes (and, when executed and delivered against payment therefor as contemplated herein, each other Company Agreement will constitute) the valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

            2.3 No Conflict with Law or Documents. The execution, delivery and performance of this Agreement or any Company Agreement by the Company, the issuance of the Common Shares sold hereunder, the issuance of the Warrant Shares upon exercise of the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on the Company and, do not and will not conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding stock of the Company under its Amended and Restated Certificate of Incorporation or By- Laws, or any material indenture, mortgage, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under any such indenture, mortgage, lease, agreement or other instrument as would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries' business, properties, assets, operations or condition (financial or otherwise) taken as a whole).

            2.4 Capital Stock of Company.

                  (a) The authorized capital stock of the Company consists of:
(i) 5,000,000 shares of preferred stock of the Company, no par value per share, of which no shares are issued and outstanding; and (ii) 25,000,000 shares of Common Stock, no par value, $.00l stated value per share, of which 12,023,167 shares are issued and outstanding as of the date hereof (excluding the offering contemplated hereunder) and all such outstanding shares (including the offering contemplated hereunder) are validly issued, fully paid and nonassessable, (iii) 1,000,000 shares of Common Stock reserved for issuance pursuant to the Company's 1995 Long Term Incentive Plan , (iv) 360,000 shares of Common Stock reserved for issuance pursuant to the Company's 1995 Director Option Plan, and (v) 1,167,000 shares of Common Stock reserved for issuance pursuant to existing non-plan stock options; of which with respect to the 1995 Long Term Incentive Plan, the 1995 Director Option Plan and other non-plan stock options, an aggregate of 1,162,560 options have been granted and are outstanding as of December 31, 2000. A further 362,250 shares of Common Stock are reserved for issuance pursuant to outstanding warrants issued pursuant to that certain Common Stock and Warrant Purchase Agreement dated as of August 31, 1999, as subsequently amended.

                  (b) There are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law or the Amended and Restated Certificate of Incorporation or By-Laws of the Company or by agreement or otherwise. Except as set forth in this
Section 2.4, there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from the Company, or obligating the Company to issue, any shares of capital stock of the Company or any securities convertible into or exchangeable for such shares.

            2.5 Valid Issuance of the Securities. The Securities when issued, sold and delivered to each Purchaser in accordance with this Agreement will be duly and validly issued, fully paid and non- assessable. There are no New Jersey state or city taxes, fees or other charges payable in connection with the execution or delivery of the Company Agreements or the Securities.

            2.6 Consents and Approvals. Except for filings under Federal and applicable state securities laws, no permit, consent, approval or authorization of, or declaration to or filing with, any federal, state, local or foreign governmental or regulatory authority or other person, not made or obtained, other than the filing with, and approval of, the NASDAQ National Market System ("NASDAQ") with respect to the listing of the Securities which will be made prior to Closing and the filing of any registration statement which may be filed pursuant to the Registration Rights Agreement, is required in connection with the execution or delivery of this Agreement or any Company Agreement by the Company, the offer, issuance, sale or delivery of the Securities, or the carrying out by the Company of the other transactions contemplated hereby. The issuance and sale by the Company of the Securities as contemplated hereby will not require compliance with the notification or other requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, nor require any action by or approval of the Company's shareholders as such or of any other individual or entity which has not already been obtained.

            2.7 Private Offering. Assuming the accuracy of the Purchasers' representations and warranties contained in Section 3 herein, the offer, issuance and delivery to the Purchasers' pursuant to the terms of this Agreement of the Securities and, assuming compliance by the Purchasers with the terms of this Agreement and applicable law, the Securities, are exempt from registration under the Securities Act.

            2.8 Certificate of Incorporation and By-Laws. The copies of the Company's Amended and Restated Certificate of Incorporation and By-Laws, as amended, in the form made available to the Purchasers are true and correct copies of such documents and are in full force and effect.

            2.9 SEC Filings. The Company has delivered to the Purchasers, or has made available, prior to the date hereof true and correct copies of (i) its Annual Report on Form 10-KSB for its year ended December 31, 1999 and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000; (ii) all other reports and documents filed with the Securities and Exchange Commission (the "SEC") since January 1, 2000; and (iii) certain other internal Company financial books and records . All documents described in this Section 2.9 are hereinafter referred to as the "Company Reports." The Company has made all filings required to be made by it under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the securities laws of any state, and any rules and regulations promulgated thereunder. The Company's reports and other documents filed with the SEC pursuant to the Exchange Act conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and none of such documents contained any untrue statement of material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company is currently eligible to utilize a registration statement on Form S-3 with respect to the registration of the Registrable Securities (as defined in the Registration Rights Agreement) required by Section 1.2 of the Registration Rights Agreement contemplated by Section 4.8 hereof.

            2.10 Litigation. Except as set forth in the Company Reports, there is no pending or, to the knowledge of the Company, threatened suit, action or litigation, or administrative, arbitration or other proceeding or governmental inquiry or investigation questioning the validity of this Agreement or the transactions contemplated hereby, or affecting in any material adverse respect the Company and its subsidiaries, taken as a whole.

            2.11 Compliance with Laws. The Company and each subsidiary is in compliance with all laws, ordinances, rules and regulations of governmental authorities applicable to or affecting it, its properties or its business, except where non-compliance would not have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, and neither the Company nor any subsidiary has received written notice of any claimed default with respect to such laws, ordinances, rules and regulations.

            2.12 Financial Statements.

            (a) (i) The audited consolidated balance sheets and shareholders' equity of the Company and its subsidiaries as of December 31, 1999 and 1998, and
(ii) the audited consolidated statements of income and cash flow of the Company and its subsidiaries, for the two years ended December 31, 1999 and 1998, together with the notes thereto, copies of all of which have heretofore been furnished to the Purchasers, or have been made available, in each case, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries at such dates and the consolidated results of their operations and their consolidated cash flows for the periods then ended, in conformity with generally accepted accounting principles, consistently applied ("GAAP"). The audited consolidated balance sheet dated December 31, 1999 is referred to herein as the "Balance Sheet".

                  (b) Except as set forth on Schedule 2.12(b) attached hereto, since December 31, 1999 (the "Balance Sheet Date"), there has been no material adverse change in the business, properties, assets, operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

            2.13 Assets. The Company and each subsidiary has good and marketable title to all of the real and personal properties and assets reflected on the Balance Sheet as being owned by the Company or such subsidiary at the Balance Sheet Date, except for properties and assets sold or otherwise disposed of in the ordinary course of business since the Balance Sheet Date or that are not material to its business.

            2.14 Tax Matters. The Company and each subsidiary has filed all U.S. Federal, state, local, foreign and other tax returns which were required to be filed on or before the date hereof and has paid all taxes which have become due and payable. All such reports and returns (copies of which have been made available to the Purchasers) were materially accurate and complete when filed and reflect all taxes required to be paid by the Company and its subsidiaries for the periods reported therein. No tax returns or reports of the Company or any subsidiary are or ever have been under audit except as set forth on Schedule 2.14 attached hereto.

            2.15 Patents, Trademarks, Proprietary Rights.

                  (a) To the Company's knowledge, each of the Company and its subsidiaries owns or has the right to use all of the Intellectual Property Rights (as defined below), except where such failure would not have a material adverse effect on the business, properties or assets of the Company and its subsidiaries, taken as a whole. For purposes of this Agreement, "Intellectual Property Rights" means all patents, copyrights, trademarks, service marks, trade names, permits, trade secrets, computer programs, software designs and related materials and other intellectual property that are used by the Company or a subsidiary and are material to the conduct of the Company's or a subsidiary's business.

                  (b) To the Company's knowledge, the Company's and each subsidiary's use and enjoyment of the Intellectual Property Rights do not violate any license or conflict with or infringe the intellectual property rights of others in a manner which would materially and adversely affect the business, assets, properties, operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

            2.16 Insurance. All the insurable properties of the Company and the subsidiaries are insured for the benefit of the Company and the subsidiaries against all risks usually insured against by persons operating similar properties in the locality where such properties are located under valid and enforceable policies issued by insurance companies of recognized responsibility in reasonably sufficient amounts.

            2.17 Use of Proceeds. The proceeds from the sale of the Securities will be used by the Company for working capital purposes including research and development expenses.

            2.18 Environmental Compliance.

                  (a) Neither the Company nor any subsidiary has generated, stored, treated, discharged or disposed of any hazardous substances or hazardous waste in violation of any applicable law or regulation, nor is the Company or any subsidiary aware of any allegations that any such violations have occurred. Neither the Company nor any subsidiary is aware of any claims, investigations, litigation or administrative proceedings, whether actual or threatened, against the Company or any subsidiary relating to any environmental contamination of any property owned, used or leased by any of them or arising out of any alleged violation of any environmental law or regulation.

                  (b) To the Company's knowledge, none of the real property owned and/or occupied by the Company or any subsidiary has ever been used by previous owners and/or operators to generate, manufacture, refine, transport, treat, store, handle or dispose of "Hazardous Substances" or "Hazardous wastes," as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., or applicable state and local laws, or any regulations issued under any such laws.

            2.19 Minute Books. The minute books of the Company and its subsidiaries heretofore made available for inspection by the Purchasers contain summaries of all meetings of directors and shareholders since the incorporation of the Company or such subsidiary, as applicable, and reflect accurately in all material respects all transactions referred to in such minutes or records.

            2.20 Labor Agreements and Actions. Neither the Company nor any subsidiary thereof is bound by or subject to, any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any such subsidiary thereof. There is no strike or other labor dispute involving the Company or any subsidiary thereof pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the business, assets, properties, operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, nor is the Company aware of any labor organization activity involving any of the employees of the Company or any subsidiary thereof.

            2.21 Company Status. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock on NASDAQ, and such Common Stock is currently listed and traded on NASDAQ subject to NASDAQ acknowledgment and acceptance of the listing application and its receipt of the listing fee for the Securities being issued hereunder.

            2.22 No Directed Selling Efforts or General Solicitation in Regard to this Transaction. The Company has not conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor has it made any offers or sales of any Securities or solicited any offers to buy any Securities, under circumstances that would require registration of the Securities under the Securities Act.

            2.23 Third Party Consents; Business Not in Violation. The Company has obtained from third parties all consents necessary to consummate the transactions contemplated hereby and by the other Company Agreements. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations or potential violations which either individually or in the aggregate do not and will not have a material adverse effect on the Company and the subsidiaries business, properties, assets, operations or condition (financial or otherwise) taken as a whole.

            2.24 No Integration. Neither the Company nor any of its subsidiaries nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would
(i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers ("NASD"), as applicable.

            2.25 Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            2.26 Permits. Each of the Company and its subsidiaries possesses all franchises, certificates, licenses, authorizations and permits or similar authority necessary to conduct its business as described in the SEC Reports except where the failure to possess such permits would not, individually or in the aggregate, have a material adverse effect on the Company or its subsidiaries, or their businesses, properties, assets, operations or condition (financial or otherwise) taken as a whole ("Material Permits"), and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            2.27 Company Board of Director Action. The Board of Directors of the Company at a meeting duly called and held has by the requisite vote of all directors present (i) determined that the issuance and sale of Securities to the Purchasers pursuant to this Agreement is advisable and in the best interests of the Company and its shareholders and (ii) resolved to recommend the approval of the issuance and sale of Securities to the Purchasers pursuant to this Agreement by the shareholders of the Company and directed that such issuance and sale be submitted for consideration by the shareholders of the Company at the Special Meeting (defined below).

            2.28 Full Disclosure. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in the light of the circumstances under which they were made, not misleading.

      SECTION 3. PURCHASERS' REPRESENTATIONS AND WARRANTIES

      The Purchasers understand that the sale to them of the Securities will not be registered under the Securities Act, on the grounds that the sales provided for in this Agreement are exempt pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated under Section 4(2) of the Securities Act, and that the reliance of the Company on such exemptions is predicated in part on the Purchasers' representations, warranties, covenants and acknowledgments set forth in this Section 3.

            3.1 Principal Place of Business. Each Purchaser represents and warrants to the Company that the address of its principal place of business or residence is as set forth on Schedule I hereto.

            3.2 Purchase Without View to Distribute. Each Purchaser represents and warrants to the Company that the Securities to be purchased by it are being acquired by such Purchaser for its own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the Securities Act, and the rules and regulations thereunder, and such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose any of the Securities in violation of the Securities Act or any applicable state securities laws.

            3.3 Restrictions on Transfer. Each Purchaser (i) acknowledges that the Securities are "Restricted Securities" under the Federal securities laws and are not registered under the Securities Act, (ii) acknowledges that the Securities to be acquired by it must be held indefinitely by it unless they are subsequently registered under the Securities Act or an exemption from registration is available, (iii) is aware that any routine sales under Rule 144 of the SEC under the Securities Act of Securities may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iv) is aware that Rule 144 is not presently available for use by the Purchaser for resale of any such Securities and (v) is aware that, except as provided in Section 4.8 herein, the Company is not obligated to register under the Securities Act any sale, transfer or other disposition of the Securities.

            3.4 Access to Information. Each Purchaser confirms that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of the offering and the business and financial condition of the Company and its subsidiaries, and to acquire, and such Purchaser has received to its satisfaction, such additional information, in addition to that set forth herein, about the business and financial condition of the Company and its subsidiaries and the terms and conditions of the offering as it has requested.

            3.5 Additional Representations of the Purchaser. Each Purchaser represents and warrants that (i) it is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act, (ii) its financial situation is such that it can afford to bear the economic risk of holding the Securities for an indefinite period of time and suffer complete loss of its investment in the Securities, (iii) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Securities as contemplated by this Agreement, (iv) it has all requisite power and authority to execute, deliver and perform this Agreement, (v) and the purchase of the Securities by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and binding obligation of such Purchaser, and is enforceable against such Purchaser in accordance with its terms, and (vi) it has no contract, arrangement or understanding with any broker, finder of similar agent with respect to the transactions contemplated by this Agreement.

            3.6 Legends. Each Purchaser understands that the certificates evidencing the Common Shares shall bear the legend set forth in Section 8.2 herein.

      SECTION 4. CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS

      Each Purchaser's obligation to purchase and make payment for the Securities subscribed for hereunder by it on the Closing Date is subject, at its option, to the satisfaction of each of the following conditions:

            4.1 Representations and Warranties. On the Closing Date, the representations and warranties contained in Section 2 hereof shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date, and the Company shall have so certified to the Purchasers in writing.

            4.2 Performance. All the covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects, and the Company shall have so certified to the Purchasers in writing.

            4.3 Opinion of Counsel to the Company. On the Closing Date, the Purchasers shall have received an opinion from counsel for the Company, dated the Closing Date, which shall be in a form reasonably acceptable to the parties.

            4.4 Proceedings; Certified Copies. All proceedings to be taken in connection with the transactions contemplated by this Agreement to be consummated on or prior to the Closing Date, and all documents incident thereto, shall be satisfactory in form and substance to the Purchasers. The Purchasers shall have received such certified copies or other copies of such documents as they may reasonably request.

            4.5 No Proceeding or Litigation. No suit, action, or other proceeding seeking to restrain, prevent or change the transactions contemplated hereby or otherwise questioning the validity or legality of such transactions shall have been instituted and be pending.

            4.6 No Material Adverse Change. There shall have been no material adverse change since the Balance Sheet Date, except as set forth on Schedule 2.12(b) attached hereto, in the business, properties, assets, operations, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

            4.7 Blue Sky Compliance. The Company shall have complied with all applicable requirements of federal and state securities or "blue sky" laws with respect to the issuance of the Securities sold at the Closing.

            4.8 Registration Rights Agreement. The Company shall have executed and delivered a Registration Rights Agreement in the form attached hereto as Exhibit A.

            4.9 Warrant. The Company shall have executed and delivered a Warrant in the form attached hereto as Exhibit B.

            4.10 NASDAQ Listing. The Securities shall have been approved for listing on NASDAQ subject to NASDAQ's official notice of issuance of the Securities.

            4.11 Company Stockholder Approval. The affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented at a meeting at which a quorum is present in favor of this Agreement and the issuance of the Securities to the Purchasers in connection with this Agreement shall have been obtained.

            4.12 Fairness Opinion. The Board of Directors of the Company shall have received from Tucker Anthony Incorporated a written opinion (the "Fairness Opinion"), dated as of or immediately prior to the date of submission of the preliminary Proxy Statement to the SEC, to such Board satisfactory in form and substance to such Board, to the effect that the price to be paid by the Purchasers for the Securities is fair to the public shareholders of the Company from a financial point of view.

            4.13 Cardiac Capital Participation. It is a condition precedent to the obligation of the Purchaser other than Cardiac Capital, LLC to purchase the Securities that Cardiac Capital, LLC shall have complied with its obligations hereunder. Cardiac Capital, LLC's obligations hereunder are not subject to the precondition that the Purchaser other than Cardiac Capital shall have complied with its obligations hereunder.

      SECTION 5. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

      The Company's obligation to sell the Securities subscribed for by the Purchasers on the Closing Date is subject, at the Company's option, to the satisfaction of each of the following conditions:

            5.1 Representations and Warranties. On the Closing Date, the representations and warranties contained in Section 3 hereof shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date and the Purchasers shall have so certified to the Company in writing.

            5.2 Performance. All the covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects, and the Purchasers shall have so certified to the Company in writing.

            5.3 No Proceeding or Litigation. No suit, action, or other proceeding seeking to restrain, prevent or change the transactions contemplated hereby or otherwise questioning the validity or legality of such transactions shall have been instituted and be pending.

            5.4 Company Stockholder Approval. The affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented at a meeting at which a quorum is present in favor of this Agreement and the issuance of the Securities to the Purchasers in connection with this Agreement shall have been obtained.

            5.5 Fairness Opinion. The Board of Directors of the Company shall have received from Tucker Anthony Incorporated the Fairness Opinion, dated as of or immediately prior to the date of submission of the preliminary Proxy Statement to the SEC.

            5.6 Cardiac Capital Participation. It is a condition precedent to the obligation of the Company to sell the Securities to the Purchasers that Cardiac Capital, LLC shall have complied with its obligations hereunder.

      SECTION 6. COVENANTS OF THE COMPANY PRIOR TO CLOSING

            6.1 Operation of Business in Ordinary Course. Prior to the Closing, the Company and each subsidiary will operate its business only in the usual and normal course.

            6.2 Conditions Precedent. The Company and the Purchasers shall use their best efforts to cause the conditions specified in Sections 4 and 5 to be satisfied by the Closing Date.

            6.3 Special Company Meeting. The Company shall take all action necessary, in accordance with applicable law and its certificate of incorporation and bylaws, to convene a special meeting of the shareholders of Company ("Special Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement and approving the issuance and sale of Securities to the Purchasers pursuant to this Agreement. Subject to the receipt by the Board of Directors of the Company of the Fairness Opinion as contemplated by Paragraphs 4.12 and 5.5 herein, the Board of

Directors of the Company will recommend that the shareholders of the Company vote in favor of this Agreement and such issuance and sale at the Special Meeting and any related proposals.

            6.4 Proxy Statement. As soon as practicable after the date hereof, the Company shall prepare a proxy statement relating to the actions to be voted on at the Special Meeting (the "Proxy Statement"), file it with the SEC, use its best efforts to respond to all comments of the staff of the SEC and clear the Proxy Statement with the staff of the SEC. Promptly after such clearance, the Company shall mail the Proxy Statement to all holders of record of Company stock who are holders on the record date for the Special Meeting.

      SECTION 7. COVENANTS OF THE PARTIES AFTER CLOSING

            7.1 Rule 144. The Company covenants that (i) the Company will use its best efforts to comply with the current public information requirements of Rule 144 (c) (1) under the Securities Act; and (ii) at all such times as Rule 144 is available for use by the holders of the Securities, the Company will furnish each such holder upon request with all information within the possession of the Company required for the preparation and filing of Form 144.

            7.2 Inspection. From the Closing Date and for as long as each Purchaser owns 5% or more of the outstanding Common Stock, upon reasonable advance written notice, the Company and each subsidiary shall permit such Purchaser, at its expense, to visit and inspect the properties of the Company and each of its subsidiaries during normal business hours, and to discuss its affairs, finances, and accounts with its executive officers in each case for any purpose reasonably related to such Purchaser's investment in the Company, provided that such Purchaser shall agree not to disclose any confidential information received as a result thereof. Any such Purchaser is authorized to disclose to any one or more of the other Purchasers any information it discovers as a result of such inspections, provided such other Purchaser agrees not to disclose any confidential information received. The rights set forth in this
Section 7.2 shall be in addition to and not in lieu of the rights of inspection that any holder of Securities may have under applicable law.

            7.3 Waivers' Consents, Etc. Compliance with any of the covenants in this Section 7 may be waived, either generally or in the particular instance, and any consent required thereunder may be given, by holders of Common Shares sufficient to consent to an amendment to this Agreement under Section 10.8.

            7.4 Filing of Current Report on Form 8-K. On or before the second business day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction consummated at the Closing.

            7.5 Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

      SECTION 8. COMPLIANCE WITH SECURITIES ACT; RESTRICTIONS ON TRANSFERABILITY
                 OF COMMON SHARES.

            8.1 Compliance with Securities Act. The Common Shares shall not be transferable, except upon the conditions specified in this Section 8, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of any such transfer.

            8.2 Restrictive Legend. Each certificate representing the Common Shares and any shares of Common Stock or other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation, similar event, shall (unless otherwise permitted by the provisions of Section 8.4 below) be stamped or otherwise imprinted with the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND THE TRANSFERABILITY HEREOF IS SUBJECT TO THE PROVISIONS OF A COMMON STOCK AND WARRANT PURCHASE AGREEMENT BY AND AMONG EP MEDSYSTEMS, INC. AND THE PURCHASERS LISTED ON SCHEDULE I THERETO."

            8.3 Restrictions on Transferability. Until the Common Shares are registered under the Securities Act, the Company shall not be required to register the transfer of the Common Shares on the books of the Company unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to it prior to such transfer to the effect that registration under the Securities Act or any applicable state securities law is not required in connection with the transaction resulting in such transfer. Each certificate for Common Shares issued upon any transfer as above provided shall bear the restrictive legend set forth in Section 8.2 above, except that such restrictive legend shall not be required if the opinion of counsel reasonably satisfactory to the Company referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act and any applicable state securities law.

            8.4 Termination of Restrictions on Transferability. The conditions precedent imposed by this Section 8 upon the transferability of the Common Shares shall cease and terminate as to any of the Common Shares when (i) such securities shall have been registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities, or (ii) at such time as an opinion of counsel satisfactory to the Company shall have been rendered as required pursuant to the second sentence of Section 8.3 to the effect that the restrictive legend on such securities is no longer required, or (iii) when such securities are transferable in accordance with the provisions of Rule 144 (k) promulgated under the Securities Act and
Section 8.3 above. Whenever the conditions imposed by this Section 8 shall terminate as hereinabove provided with respect to any of the Common Shares, the holder of any such securities bearing the legend set forth in this Section 8 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense (except for the payment of any applicable transfer tax) new stock certificates not bearing such legend.

      SECTION 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

      All representations and warranties made herein and in the certificates delivered pursuant hereto are made as of the date hereof and shall survive the execution and delivery of this Agreement and the issuance and sale of the Securities hereunder for a period of one year.

      SECTION 10. MISCELLANEOUS.

            10.1 Owner of Common Shares. The Company may deem and treat the person in whose name the Securities are registered as the absolute owner thereof for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

            10.2 Successors and Assigns. This Agreement shall be binding upon, shall inure to the benefit of the respective successors, executors, personal representatives, heirs, and permitted assigns of each of the parties hereto.

            10.3 Broker or Finder. Each party to this Agreement represents and warrants that, to the best of its knowledge, no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by such party. The Company shall indemnify each Purchaser against, and hold it harmless from, any liability, cost, or expense (including reasonable attorneys' fees and expenses) resulting from any agreement, arrangement, or understanding made by the Company, and each Purchaser shall indemnity the Company against, and hold the Company harmless from, any liability, cost, or expense (including reasonable attorneys fees and expenses) resulting from any agreement, arrangement, or understanding made by such Purchaser with any third party, for brokerage or finder's fees or other commissions in connection with this Agreement or any of the transactions contemplated hereby.

            10.4 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey, without regard to conflicts of law principles.

            10.5 Notice. Any notice or other communications required or permitted hereunder shall be deemed given when delivered personally, or upon receipt by the party entitled to receive the notice when sent by registered or certified mail, postage prepaid, or by a recognized national overnight courier service addressed as follows or to such other address or addresses as may hereafter be furnished in writing by notice similarly given by one party to the other:

      To the Company:      EP MedSystems, Inc.
                           100 Stierli Court, Suite 107
                           Mount Arlington, NJ  07856
                           Attention: David Jenkins, President

      To any Purchaser:    At its address set forth on Schedule I hereto and,
                           if to Cardiac Capital, LLC
                           with a required copy of such notice to:
                           Rollins Investment Fund
                           2170 Piedmont Road, N.E.
                           Atlanta, GA  30324
                           Attention: Joe M. Young

Notice to any holder of Securities other than a Purchaser shall be given in a like manner to such holder at the address reflected in the Company's records.

            10.6 Full Agreement. This Agreement, together with the Securities and the Exhibits and Schedules attached hereto or delivered herewith, and any other documents delivered herewith, sets forth the entire understanding of the parties with respect to the transactions contemplated hereby.

            10.7 Headings. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not be considered a part hereof.

            10.8 Amendment. This Agreement may be modified, amended or changed only with the written consent of the Company and the holders of at least 75.0% of the Common Shares then outstanding.

            10.9 Schedules and Exhibits. Disclosure of any fact or item in any Schedule or Exhibit hereto referenced by a particular paragraph or section in this Agreement shall be deemed to be disclosed with respect to any other paragraph or section (whether or not an explicit cross-reference appears) should the existence of such fact or item or its contents be relevant to that other paragraph or section.

            10.10 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument upon delivery, by telefax or otherwise, of all counterparts to all parties hereto.

                            [signature page follows]

      IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement on the date first set forth above.


                                EP MEDSYSTEMS, INC.

                                By: s/Joseph M. Turner
                                    -----------------------------------
                                Name:  Joseph M. Turner
                                Title: Chief Financial Officer


                          PURCHASERS:


                                CARDIAC CAPITAL, LLC.
                                            By: Rollins Investment Fund, Manager

                                        By: s/R. Randall Rollins
                                            ------------------------------
                                        Name:  R. Randall Rollins
                                        Title: General Partner


                                TEXADA TRUST

                                By: s/Jerome J. Klawitter
                                    -----------------------------------
                                Name:  Jerome J. Klawitter
                                Title: Trustee

                                   SCHEDULE I

================================================================================

PURCHASER                                  NUMBER OF   NUMBER OF  PURCHASE PRICE
                                            COMMON      WARRANT
                                            SHARES      SHARES
================================================================================

Cardiac Capital, LLC                       1,500,000    750,000     $3,000,000
Attention: Manager
c/o David A. Jenkins
100 Stierli Court, Suite 107
Mt. Arlington, N.J. 07856
--------------------------------------------------------------------------------

Texada Trust
3 Humboldt Lane                              125,000     62,500     $  250,000
Austin, Texas 78746
Attention: Jerome J. Klawitter, Trustee
--------------------------------------------------------------------------------

TOTAL                                      1,625,000    812,500     $3,250,000
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of the ____ day of __________, 2001, by and between EP MedSystems, Inc., a New Jersey corporation (the "Company"), and the purchasers listed on Schedule I hereto (collectively, the "Purchasers").

                                    RECITALS

      WHEREAS, the Company and the Purchasers are parties to the Amended and Restated Common Stock and Warrant Purchase Agreement, dated as of February 16, 2001 (the "Stock Purchase Agreement"); and

      WHEREAS, in order to induce the Company to enter into the Stock Purchase Agreement and to induce the Purchasers to invest funds in the Company pursuant to the Stock Purchase Agreement, the Purchasers and the Company hereby agree that this Agreement shall govern the rights of the Purchasers to cause the Company to register shares of Common Stock issuable to the Purchasers and certain other matters as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. REGISTRATION RIGHTS

      The Company covenants and agrees as follows:

            1.1 Definitions. For purposes of this Section 1:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The terms "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (c) The term "Holder" means one of the Purchasers and any transferees of Registrable Securities permitted in accordance with Section 1.12.

                  (d) The term "Other Securities" means all securities which may be, or are requested to be , included in a registration, other than newly issued shares of Common Stock not issued pursuant to the exercise or conversion of warrants, options or other convertible securities, except as provided in the registration rights agreements and letter agreements identified in Schedule 2.10 hereto.

                  (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Securities" means the Common Stock issued pursuant to the Stock Purchase Agreement (the "Common Shares") or any shares of Common Stock issued to the Purchasers or any Holder upon the exercise of the Warrants (as defined in the Stock Purchase Agreement) by either (i) the payment of the Exercise Price (as defined in the Warrant) (the "Paid For Warrant Shares") or (ii) the cashless exercise of the Warrant pursuant to Section 1(b) of the Warrant (the "Cashless Exercised Warrant Shares"); provided, however, Registrable Securities shall include, but not be limited to, a number of shares of Common Stock equal to no less than 100% of the maximum number of shares of Common Stock which would be issuable upon exercise of the Warrants, assuming such exercise occurred either (x) on the Closing Date or (y) the date preceding the date of filing of the Registration Statement, whichever date would produce a greater number of Registrable Securities. Such registered shares of Common Stock shall be allocated among the Holders pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement is declared effective by the Commission.

                  (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issued pursuant to then exercisable or convertible securities which are, Registrable Securities.

                  (h) "Registration Statements" shall mean, collectively, the registration under the Securities Act on Form S-3 or any successor form of the Registrable Securities, including the Shelf Registration Statement (as defined below) and the Warrant Share Shelf Registration Statement (as defined below) and "Registration Statetment" shall mean, individually, any such Registration Statement.

                  (i) The term "SEC" means the Securities and Exchange
Commission.

                  (j) The term "Warrant Shares" shall mean both the Paid for Warrant Shares and the Cashless Exercised Warrant Shares.

            1.2 Shelf Registration.

                  (a) If, at any time after the first anniversary of the date hereof, the holders of more than 30% of the then Registrable Securities request in writing, the Company shall promptly give written notice of the proposed registration and any related qualification or compliance to all other Holders, and shall, subject to the limitations specified in this Agreement (i) file a shelf registration statement on Form S-3 or, if a form of S-3 is not available for use by the Company, any other form available to the Company as soon as practicable but in any event within thirty (30) days from the date of such written request (the "Filing Date") covering the registration under the Act of all requested Common Shares then outstanding to be offered or sold on a delayed or continuous basis as provided by this Agreement, pursuant to Rule 415 of the Act (the "Shelf Registration Statement"); and (ii) maintain the effectiveness of the Shelf Registration Statement until such date as is the earlier of (A) the date on which all of the Registrable Securities have been sold and (B) the date on which the Registrable Securities may be immediately sold without restriction (including without limitation as to volume by each Holder thereof) and without registration under the Securities Act.

                  (b) At any time after the first anniversary of the date hereof prior to [fifth anniversary of closing date] 2006, in case the Company shall receive from the Holders of at least fifty percent (50%) of the Warrant Shares a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or part of such Warrant Shares owned by such Holder or Holders, the Company shall promptly give written notice of the proposed registration and any related qualification or compliance, to all other Holders, and shall subject to the limitations specified in this Agreement
(i) file a shelf registration statement on Form S-3 or any other form available to the Company as soon as practicable (the "Warrant Share Filing Date") covering the registration under the Act of all requested Warrant Shares then outstanding to be offered or sold on a delayed or continuous basis as provided by this Agreement, pursuant to Rule 415 of the Act (the "Warrant Share Shelf Registration Statement"); and (ii) maintain the effectiveness of the Warrant Share Shelf Registration Statement until such date as is the earlier of (i) the date on which all of the Warrant Shares so requested have been sold and (ii) the date on which the Warrant Shares so requested may be immediately sold without restriction (including without limitation as to volume by each Holder thereof) and without registration under the Securities Act.

                  (c) If any offering pursuant to Section l.2 (a) hereof involves an underwritten offering, an underwriter will be selected by the Holders of three-fourths of the Registrable Securities then outstanding and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder and requested by such Holder to be included in such underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all Other Securities are first entirely excluded from the underwriting.

                  (d) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental (a "Detrimental Condition") to the Company and its shareholders for a registration statement to be filed or to become or remain effective, as the case may be, (i) the Company shall have the right to defer taking action with respect to the filing of the Shelf Registration Statement or Warrant Share Shelf Registration Statement, as the case may be, for a period of not more than ninety (90) days after the Filing Date or the Warrant Share Filing Date, as the case may be, (ii) in case a Shelf Registration Statement or a Warrant Share Registration Statement, as the case may be, has been filed but has not become effective, the Company may cause such registration statement to be withdrawn or may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days, (iii) in case a Shelf Registration Statement or a Warrant Share Registration Statement, as the case may be, has been filed and has become effective, the Company may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days or
(iv) require all Holders to suspend or cease selling any Registrable Securities until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days, provided that the Company's right pursuant to this Section 1.2(d) to give notice of a Detrimental Condition may not be exercised for more than one hundred eighty (180) days in any twelve (12) month period hereunder. The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Detrimental Condition for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. The following events or circumstances may be a Detrimental Condition: a pending material acquisition, merger or sale or purchase of assets, pending or threatened material litigation, pending or threatened material regulatory or governmental action, pending material change in the business, prospects, condition (financial or other) or properties of the Company in each case, only for so long as disclosure thereof has not been made in any press release or any filing under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The foregoing list is for illustrative purposes only and is not meant to be exclusive.

                  (e) If the Company shall give any notice of postponement or withdrawal of any registration statement or of suspension of selling the Registrable Securities in accordance with subsection (d) above, the Company shall not, during the period of postponement, withdrawal or suspension pursuant to clauses (i), (ii), (iii) or (iv) of the prior paragraph, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to the immediately preceding paragraph, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under this Section 1.2 (whether pursuant to the immediately preceding paragraph, or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Detrimental Condition that caused such withdrawal or postponement no longer exists (but in no event later than ninety (90) days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 1.2 (unless the Holder shall have withdrawn such request).

            1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock option, stock purchase or similar plan or a SEC Rule 145 transaction) at any time after the date hereof, the Company shall, at such applicable time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder of such securities given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.8 and Section 2.10, cause to be registered under the Act only those securities held by each Holder properly noticed pursuant to this

Section 1.3 that each such Holder has requested to be registered. No registration effected pursuant to this Section 1.3 shall relieve the Company of its obligations to effect the required registration pursuant to Section 1.2. Any Holder shall have the right to withdraw his request for inclusion of its properly noticed securities under this Section 1.3 in any registration statement pursuant to this Section 1.3 by giving written notice to the Company of its request to withdraw prior to the filing of such registration statement.

            1.4 Obligations of the Company. When required under this Section 1 to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a Shelf Registration Statement or, if applicable, any other form of registration statement, as the case may be, with respect to the Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within one hundred twenty (120) days after such registration statement was filed and to keep such Shelf Registration Statement effective for the period specified in
Section 1.2(a); provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders (the "Holders' Counsel") participating in the planned offering (selected by the Holders of three-fourths of the Registrable Securities then outstanding included in such registration), and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel.

                  (b) Prepare and file with the SEC as soon as practicable such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders whose Registrable Securities are covered by the Shelf Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable best efforts to register and qualify the securities covered by the Shelf Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders whose Registrable Securities are covered by the Shelf Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction.

                  (e) In the event the Registrable Securities are to be sold through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holders proposing to distribute Registrable Securities through such underwritten public offering shall also enter into and perform their obligations under such an agreement.

                  (f) In the event the Registrable Securities are to be sold through an underwritten public offering, use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this

Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company addressed to the underwriters, stating that such accountants are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder, and otherwise in form and in substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering.

                  (g) Promptly notify (i) each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post- effective amendment, when the same has become effective, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,
(C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue-sky laws of any jurisdiction or the initiation of any proceeding for such purpose, and (D) when a prospectus relating to the registration statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (ii) Holders' Counsel and each managing underwriter of any request by the SEC for amendments or supplements to such registration statement or prospectus related thereto or for additional information. If the notification relates to an event described in clause (i)(D), the Company shall, in accordance with paragraph (b) of this Section 1.4, promptly prepare and file with the SEC and furnish to each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

                  (h) Cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereto.

                  (i) Comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (j) (i) Cause all such Registrable Securities covered by such Registration Statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa 2-1 of the Exchange Act or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, use its reasonable best efforts to take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD").

                  (k) Provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such Registration Statement.

                  (l) Deliver promptly to Holders' Counsel and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by Holders' Counsel, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Holders' Counsel or such underwriter, attorney, accountant or agent in connection with such registration statement.

                  (m) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement.

                  (n) Upon written request, furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one conformed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

            1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 (including without limitation, to maintain the accuracy of information previously furnished by the Holders for use in the Shelf Registration Statement) with respect to the Registrable Securities of the Holders whose Registrable Securities are covered by the Shelf Registration Statement that each of such Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably requested by the Company or required to effect the registration of such Holders' Registrable Securities.

            1.6 Expenses of Registration.

                  (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 1, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company and (vi) fees and disbursements of the Company's independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company.

                  (b) The Company shall pay all Expenses (other than underwriting discounts and commissions and any transfer taxes) with respect to any registration pursuant to Section 1.2, whether or not such registration statement becomes effective or remains effective for the period contemplated by
Section 1.2(a).

                  (c) Notwithstanding the foregoing, (i) the provisions of this
Section 1.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (iii) the Company shall, in the case of all registration under this Section 1, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

            1.7 Expenses of Company Registration. The Company shall bear and pay all Expenses incurred in connection with any registration filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), but excluding underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities.

            1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned as provided in Section 2.10 and thereafter pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders, with Other Securities being eliminated in their entirety first). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporate partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

            1.9 Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder whose Registrable Securities are covered by a Registration Statement, its directors, officers, fiduciaries, employees and shareholders, members, managers, or general or limited partners (and the directors, officers, employees and shareholders thereof), any underwriter (as defined in the Act) for such Holders and each person, if any, who controls such Holders or underwriter within the meaning of the Act or the Exchange Act, and each officer, director, employee, shareholder or partner of such underwriter, against any losses, claims, damages, or liabilities (joint or several) or actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's prior written consent), to which they may become subject under the Act, the Exchange Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) ("Claims") or expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, summary prospectus or final prospectus contained therein or any amendments or supplements thereto, together with documents incorporated by reference therein, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act, any state securities law or NASDAQ; and the Company will pay, as incurred, to such Holders, and each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action or proceeding; provided, however, that (A) the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), (B) the Company shall not be liable in any case for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holders, or any such underwriter or controlling person. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (b) To the extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, officers, fiduciaries and employees and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the Exchange Act, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that, in no event shall any indemnity under this Section 1.10 exceed the net proceeds from the offering received by such Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if (i) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; or (ii) the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 30 days after receiving notice from such indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.10.

                  (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If, however, the allocation provided in the first sentence of this paragraph is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified parry in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 1.10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.10(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 1.10(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 1.10(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 1.10(b).

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                  (b) take such action as is necessary to maintain the Holder's ability to utilize Form S-3 for the sale of their Registrable Securities;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns over one percent (1%) of the outstanding common stock of the Company, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.12 Assignment of Registration Rights.

                  (a) The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignees of such securities who acquires at least one percent (1 %) of the Registrable Securities (as adjusted for stock splits, combinations and the like), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.14 below; and (iii) such assignment shall be effective only if such transfer is exempt from registration under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holding of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                  (b) Subject to clause (a) above, the right to have the Company register the Registrable Securities pursuant to this Section 1 may not otherwise be assigned; provided, however, that (i) any heir or the estate of a Holder which acquires the Registrable Securities from such Holder by will or intestate succession shall be entitled to have the Company register the Registrable Securities pursuant to this Section 1 (provided that such heirs or such estate shall have a single attorney-in-fact for the purpose of exercising any rights, receiving any notices or taking any action under this Section 1), and (ii) any individual Holder may sell, assign or transfer Registrable Securities to his or her spouse or children or to a trust established for the benefit of his or her spouse, children or himself or herself, and such transferee shall he entitled to have the Company register the Registrable Securities pursuant to this Section 1, if, and only if, such transferee agrees in writing to be bound by the terms of this Agreement. In each such event and for purposes of this Agreement, the term "Holder" as used herein shall include all such heirs, such estate or such transferees.

            1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of three-fourths of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included.

            1.14 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, and each Holder agrees to enter into an agreement to such effect with such underwriter; provided, however, that (a) all officers and directors of the Company enter into similar agreements, (b) such market stand-off time period shall not' exceed 120 days, and (c) the market stand-off period provided by this Section 1.14 shall be effective with respect to only one registration statement designated by the Company. If the underwriters agree to any waivers of such restrictions, then the Holders shall be entitled to sell, transfer or dispose of the same number or amount of securities of the Company as the person or entity receiving such waiver, upon the same terms and conditions set forth in such waiver,

            In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            1.15 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

      SECTION 2. MISCELLANEOUS

            2.1 Successors and Assigns. Except as otherwise provided herein, and provided that the transfer or assignment is in accordance with the terms hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including any permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey without regard to principles of conflicts or choice of laws.

            2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid or by a recognized national overnight courier and addressed to the party to be notified at the address indicated for such party in the Stock Purchase Agreement, or at such other address as such party may designate by ten
(10) days' advance written notice to the other parties.

            2.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of three-fourths of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.6 shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

            2.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            2.8 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

            2.9 No Inconsistent Agreements. Except as provided in Schedule 2.10 hereto, the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of the Holders of the majority of the Registrable Securities then outstanding, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.

            2.10 Prior Registration Rights. Each Purchaser acknowledges that its rights and obligations under this Agreement are granted subject to the prior registration rights identified in Schedule 2.10 hereto.

            2.11 No Piggyback on Registrations. Except as provided in Schedule
2.10 hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a registration statement hereunder, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein (but only to the extent such rights are then in effect), and is not otherwise in conflict with the provisions of this Agreement.

            2.12 Most Favored Registration Rights. The Company shall not grant to any person any registration rights ("New Registration Rights") with respect to securities of the Company if such New Registration Rights are, in the reasonable opinion of any Purchaser, superior in any material fashion to the registration rights granted to any Purchaser pursuant to this Agreement (but only to the extent such rights are then in effect), unless the Holders of a majority of the Registrable Securities consent to such New Registration Rights in writing.

            2.13 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


                                            EP MEDSYSTEMS, INC.

                                            By:_________________________________
                                            Name: Joseph M. Turner
                                            Title: Chief Financial Officer


                                            PURCHASERS:


                                            CARDIAC CAPITAL, LLC.
                                            By: Rollins Investment Fund, Manager

                                            By:_________________________________
                                            Name: R. Randal Rollins
                                            Title: General Partner


                                            TEXADA TRUST

                                            By:_________________________________
                                            Name: Jerome J. Klawitter
                                            Title: Trustee

                                                                       EXHIBIT B

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                               EP MEDSYSTEMS, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

Warrant No. _____________________       This Warrant Expires on __________, 2006

THIS CERTIFIES that, for value received, ________________, a ________________, with an address at ___________________________________________________
Attention: __________ (including any permitted transferee, the "Holder"), is the registered holder of this Warrant, which represents the right to purchase ______________________ (_____) fully paid and nonassessable shares of the common stock, no par value, $.001 stated value (the "Common Stock") of EP MedSystems, Inc., a New Jersey corporation (the "Company"), at an initial exercise price equal to Four Dollars and Zero Cents ($4.00) per share (subject to adjustment as provided herein) (the "Exercise Price") upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M. on __________ 2006, New York time (the "Exercise Period").

      This Warrant is issued pursuant to that certain Amended and Restated Common Stock and Warrant Purchase Agreement dated as of February 16, 2001 by and among the Company and the entities listed on Schedule I thereto (the "Purchase Agreement"). As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

      1. Exercise of Warrant.

      (a) This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company, 100 Stierli Court, Suite 107, Mount Arlington, New Jersey 07856, Attention:
President, or at such other place as is designated in writing by the Company. Such executed election must be accompanied by payment in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by certified or bank cashier's check payable to the order of the Company.

      (b) All or any part of this Warrant may be exercised on a "cashless" basis, by stating in the Exercise Notice such intention and the maximum number (the "Maximum Number") of shares of Common Stock the Holder desires to purchase in consideration of cancellation of Warrants in payment for such exercise. The number of shares of Common Stock the Holder shall receive (the "Cashless Exercise Number") upon such exercise pursuant to this Section 1(b) shall equal the difference between the Maximum Number and the quotient that is obtained when the product of the Maximum Number and the then current Exercise Price is divided by the then Current Weighted Market Price per share (as hereinafter defined). The Current Weighted Market Price shall mean the average closing price of the Common Stock of the Company for the prior twenty (20) consecutive trading days preceding the Company's receipt of the Exercise Notice. The following is an example of the determination of the Cashless Exercise Number:

                  X =  Y(A-B)
                       ------
                         A

            Where        X =  the Cashless Exercise Number

                         Y =  the Maximum Number

                         A = the Current Weighted Market Price of one share of the Common Stock (at the date of such calculation)

                         B = the current Exercise Price (as adjusted to the date of such calculation).

      2. Issuance of Certificates Upon Exercise. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

      3. Transfer; Restrictions on Transfer; Compliance with the Act; Registration Rights.

            (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of

Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

            (b) The Holder acknowledges that the Holder has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the Purchase Agreement. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically noted in Section 4(c) below, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 promulgated under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

            (c) The Holders of this Warrant and the Warrant Shares are entitled to the rights and benefits of all the terms, provisions and conditions of that certain Registration Rights Agreement dated of even date herewith between the Company and the purchasers listed on Schedule I thereto (the "Registration Rights Agreement"), provided Holders of a majority of the Warrants issued hereunder give written notice of the exercise of the registration rights pursuant to the Registration Rights Agreement.

      5. Nonassessable Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

      6. Adjustment of Exercise Price and Number of Warrant Shares.

            (a) In case the Company shall at any time after the date this Warrant was first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price (as hereinafter defined) per share of Common Stock on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable); provided, however, that no such adjustment shall be made which results in an increase in the Exercise Price and every adjustment shall be subject to Section 6(f) hereof. Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

            (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or changeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 6(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

            (d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable (i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 6(a), 6(b), or 6(c) above,
(ii) upon any issuance of securities pursuant to this offering of Warrants or the exercise of securities so issued, (iii) upon exercise of this Warrant or any other warrants issued by the Company and outstanding on the date hereof, (iv) upon any adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants pursuant to the Preamble hereof, (v) upon issuance or exercise of stock options granted to the directors or employees of the Company pursuant to the Company's stock option plans in effect on the date hereof, each as may have been amended from time to time, or (vi) upon the conversion of any outstanding convertible securities or convertible securities to be issued pursuant to agreements in effect on the date hereof) at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Current Market Price per share of Common Stock, in effect immediately prior to such issuance, then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction,
(1) the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus
(B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such Current Market Price, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance; provided, however, that no such adjustment shall be made which results in an increase in the Exercise Price and every adjustment shall be subject to Section 6(f) hereof. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to this Warrant if exercised after such expiration or termination) to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, without limitation, a change resulting from the antidilution provisions thereof. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 6(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

            (e) For the purpose of any computation under this Section 6, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported closing sales price or the last reported closing bid price, as the case may be, on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

            (f) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05 (which amount will be proportionately adjusted in the event of stock splits or the like); provided, however, that any adjustments which by reason of this Section 6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

            (g) In any case in which this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            (h) Whenever there shall be an adjustment as provided in this
Section 6, the Company shall promptly cause written notice thereof to be sent by certified or registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

            (i) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the market price of such share of Common Stock on the date of exercise of this Warrant, as determined in good faith by the Company's Board of Directors.

      7. Reclassification; Reorganization or Merger.

            (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6 above.

            (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6.

            (c) Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by Section 7(a) in which the surviving, continuing, successor, purchasing or leasing corporation demands that all outstanding convertible notes and warrants be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Holder advising the Holder of such transaction. The Holder shall have ten (10) days after the date of the Merger Notice to elect to (i) exercise this Warrant in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation the same consideration receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the Exercise Price, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If the Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to shareholders in connection with any such transaction.

            (d) The above provisions of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

      8. Certain Notices to the Holder. In case at any time the Company shall propose to: (i) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; (ii) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; (iii) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 7; or (iv) effect any liquidation, dissolution, or winding-up of the Company; then, and in any one or more of such cases, the Company shall give written notice thereof, by certified or registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (y) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (z) the date of such action which would require an adjustment to the Exercise Price.

      9. Issue Tax. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the

Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      10. Restrictive Legend. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

      11. Lost Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and indemnity reasonably satisfactory to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

      12. No Shareholder Rights. The Holder of this Warrant shall not have solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company, except as provided in this Warrant.

      13. Governing Law. This Warrant has been negotiated and consummated in the State of New Jersey and shall be construed in accordance with the laws of the State of New Jersey applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

      14. Jurisdiction. Each of the Company and the Holder of this Warrant, irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 15 hereof.

      15. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:

      if to the Company:  EP MedSystems, Inc.
                          100 Stierli Court
                          Suite 107
                          Mount Arlington, New Jersey 07856
                          Attention: President
                          Facsimile: (973) 398-8636

      if to the Holder:

      With required copy to:

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 15. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 15 shall be deemed given at the time of receipt thereof.

                            [signature page follows]

      IN WITNESS WHEREOF, this Warrant has been duly executed as of 2001.


                                                  EP MEDSYSTEMS, INC.

                                                  By:___________________________
                                                  Name: Joseph M. Turner
                                                  Title: Chief Financial Officer


                                                  [warrant holder]

                                                  By:___________________________
                                                  Name:
                                                  Title:

                               FORM OF ASSIGNMENT

      (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ________________ hereby sells, assigns, and transfers unto:

Name:  _________________________________________________________________________

Address: _______________________________________________________________________

Social Security or Employer Identification Number:______________________________

the right to purchase ____________ shares of Common Stock, no par value, $.001 stated value, of EP MedSystems, Inc. (the "Company") represented by the attached Warrant, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ___________________

Signature: _________________________________
Name:_______________________________________

                                     NOTICE

      THE SIGNATURE ON THE FOREGOING ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                              ELECTION TO EXERCISE

      The undersigned hereby exercises its rights to purchase _______ Warrant Shares covered by the within Warrant, and tenders payment herewith in the aggregate amount of $________, including (i) $________ by certified or bank cashier's check or wire transfer, and/or (ii) cancellation of Warrants to purchase ___ Warrant Shares based upon a Maximum Number (as therein defined) of ________, in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

________________________________________________

________________________________________________

________________________________________________
   (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

________________________________________________

________________________________________________

________________________________________________
   (Print Name, Address and Social Security or Tax Identification Number)

                                 Name of Holder
                                 _____________________________

Dated:_____________                             ________________________________
                                                Signature
                                                ________________________________
                                                Print Name
                                                ________________________________
                                                Title (if entity)

Address:________________________________________________________________________

                                                ________________________________
                                                Signature Guarantee

                                                                      APPENDIX B

February 9, 2001

The Board of Directors
EP MedSystems, Inc.
100 Stierli Court, Suite 107
Mt. Arlington, NJ 07856

Gentlemen:

We understand that Cardiac Capital, LLC, along with a certain other investor, has offered (the "Offer") to purchase (i) 1,625,000 shares of the common stock, stated value $0.001 per share (the "Common Stock") and (ii) warrants to purchase 812,500 shares of Common Stock of EP MedSystems, Inc., a New Jersey corporation ("EP MedSystems" or the "Company") for aggregate consideration of $3,250,000. You have informed us that David A. Jenkins, the Chairman of the Board of Directors, President and Chief Executive Officer of the Company will own approximately 50% of the common voting equity of Cardiac Capital, LLC. The terms and conditions of the Offer are more fully described in the draft Common Stock and Warrant Purchase Agreement (the "Purchase Agreement"), the draft form of Warrant (the "Warrant") and the draft form of Registration Rights Agreement (the "Registration Rights Agreement"), which you have provided us.

You have requested our opinion (the "Opinion") as investment bankers as to whether the Offer is fair from a financial point of view to the shareholders of the Company (the "Public Shareholders") other than Cardiac Capital, LLC and a certain other investor.

Tucker Anthony Sutro Capital Markets ("Tucker Anthony Sutro"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with private placements, mergers and acquisitions, negotiated underwritings and valuations for corporate and other purposes. In the course of our ordinary business, we may trade the securities of the Company for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, certain officers and directors of Tucker Anthony Sutro may own the Company's Common Stock. In connection with the procedures outlined herein and in the preparation of this Opinion, Tucker Anthony Sutro was not authorized by the Company to solicit, nor have we solicited, third party indications of interest of interest to invest in the Company. Tucker Anthony Sutro will receive fees for the rendering of this Opinion.

In arriving at our Opinion, we have among other things:

(i) Reviewed certain historical financial and other information concerning the Company for the five fiscal years ended December 31, 1999 and the nine months ended September 30, 2000;

(ii) Reviewed current drafts of the Purchase Agreement, Warrant and Registration Rights Agreement;

(iii) Held discussions with members of senior management of the Company with respect to the Company's past and current financial performance, financial condition and future prospects; (iv) Reviewed certain internal financial data and other information of the Company;

(v)      Visited certain of the Company's facilities;

(vi)     Reviewed historical prices and trading volumes of the Company's Common
         Stock;

(vii) Analyzed certain publicly traded available information of other companies that we deemed comparable or otherwise relevant to our inquiry, and compared the Company, from a financial point of view, with certain of these companies;

(viii) Reviewed the financial terms, to the extent publicly available, of certain private placement transactions which we considered comparable to the proposed Offer; and

(ix) Conducted such other financial studies, analyses and investigations and reviewed such other information as we deemed appropriate to enable us to render our opinion.

In our review, we have also taken into account an assessment of general economic, market and financial conditions and certain industry trends and related matters. In arriving at the Opinion, we have assumed and relied upon the accuracy and completeness of all the financial information publicly available or provided to us by the Company and have not attempted to verify any of such information. We have assumed (i) the financial projections of the Company have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance and (ii) that such projections will be realized in the amounts and time periods currently estimated by management. We did not make or obtain any independent evaluations or appraisals of any assets or liabilities of the Company, nor did we verify any of the Company's books or records. Our Opinion is necessarily based upon market, economic and other conditions and the market price of the Company's Common Stock as they exist and can be evaluated as of the date of this letter.

This Opinion is being furnished for the use and benefit of the Board of Directors of the Company and is not a recommendation to the Public Shareholders. Based upon and subject to the foregoing, it is our Opinion that, as of the date hereof, the Offer is fair to the Public Shareholders of the Company from a financial point of view.

Very truly yours,


s/ Tucker Anthony Sutro Capital Markets

TUCKER ANTHONY SUTRO CAPITAL MARKETS

                                 REVOCABLE PROXY
                               EP MEDSYSTEMS, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MARCH 27, 2001

The undersigned hereby appoint(s) John E. Underwood and Joseph M. Turner, and each of them, as proxies, each with full power of substitution, to represent and vote as designated all shares of common stock of EP MedSystems, Inc. held of record by the undersigned on February 14, 2001, at the Special Meeting of Shareholders of the Company to be held at the Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey, at 2:00 p.m., local time, on Tuesday, March 27, 2001 with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

              IMPORTANT -- PLEASE DATE AND SIGN ON THE OTHER SIDE.

            PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE. |X|

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PRIVATE PLACEMENT FINANCING

                                        VOTE             VOTE
                                        FOR             AGAINST       ABSTAIN
                                       -------         ---------      --------

PROPOSAL TO APPROVE THE SALE             |_|              |_|           |_|
AND ISSUANCE OF UP TO 1,625,000
SHARES OF COMMON STOCK AND
WARRANTS FOR 812,500 ADDITIONAL
SHARES OF COMMON STOCK

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Signature(s):______________________________________Date:________________________

Please sign exactly as your name appears here. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

                                                  YES          NO
I plan to attend the special meeting              |_|          |_|